UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-07925
(Investment Company Act file number)

WesMark Funds
(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor
Wheeling, WV 26003
(Address of principal executive offices)

(304) 234-9000
(Registrant’s telephone number)

Karen Gilomen, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1 – December 31, 2016

Item 1.  Reports to Stockholders.

WesMark Funds[SM]

PRESIDENT'S MESSAGE & COMBINED ANNUAL REPORT

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX

Annual Report » 12.31.16

President’s Message

December 31, 2016 (Unaudited)

Dear Fellow Shareholders:

Early in 2016, market forecasts for the year were generally abandoned after an 11% equity market decline in the first two months of the year. The decline and lower forecasts for economic growth were reinforced in June with the Brexit vote as the market returns moved into negative territory. The much expected fallout from the Trump victory became the biggest rally for any newly elected president with a 6.6% advance for the Standard & Poor 500 before retreating during the last few days of the year reducing the Trump rally to 5.0%. Despite the appearance of greater equity market volatility, as a whole, volatility was similar to other years in the current bull market as measured by the CBOE Volatility Index (VIX Index).

The first half of the year saw a rush to low-volatility and high yielding defensive groups including utilities, real estate, and consumer staples. Uncertainty surrounding domestic economic growth that had slowed to a halt, and fears that the Federal Reserve would continue to move interest rates higher, reinforced the desire to own value focused investments. The low interest rate environment that has existed since the recession drove investors who need more income to move from their traditional fixed income allocation to equities with yields that often times were higher than available in the fixed income markets. Valuation levels for the S&P 500 Utilities sector reached levels not seen in the past 15 years. In the second half of the year, those companies expected to prosper when the economy is expanding were favored. Energy stocks performed well as the price of oil and natural gas increased with oil being supported by a November OPEC agreement, the first since 2008, to lower production by 1.2 million barrels per day in an effort to reduce inventories and stabilize the price of oil. Financial stocks, with profitability closely tied to the level of interest rates and the slope of the yield curve, benefitted from rising interest rates late in the year. Expected regulatory changes from the Trump administration that would benefit the financial services industry added to the appeal of the sector.

Growth companies, both large and small capitalizations, significantly underperformed their value cohorts. The S&P 500 Value Index returned 17.40% while the S&P 500 Growth Index returned 6.89%. This degree of difference in total return between these two investment styles has not been seen since 2000 when the Technology sector experienced severe declines. In 2016, the disparity was not driven by a sector decline but by an absence of participation by those companies with higher valuation levels, higher growth rates, and higher volatility.

In addition, those sectors not expected to benefit from the Trump administration proposals failed to participate fully in the post-election rally. Equity portfolios with a primary emphasis on growth struggled to maintain a positive total return throughout the full year, while those with a focus on value experienced returns approaching 20%. Small capitalization, as measured by the Russell 2000 Index return of 21.28%, witnessed returns that were nearly double those of their large capitalization (S&P 500 Index which returned 11.96%) counterparts. The absence of correlation among sector returns was a late year occurrence and provided an opportunity for active managers to close a performance gap with passive funds.

Higher interest rates, a trend that began in June after the lows reached with the Brexit vote, are expected to negatively influence interest rate sensitive equity sectors as investors return to fixed income securities that will now offer competitive yields. Fixed income investments with intermediate and long-term maturities are at risk as the interest rate cycle begins to reverse the multi-decade period of declining rates. The yield spread on below investment grade securities have been moving down since early in the year reflecting optimism in the economic outlook while also reflecting investor’s need for higher income and a willingness to reduce credit standards to do so. The U.S. Treasury yield curve steepened in the second half of the year as rates across the yield curve moved higher. Inflation expectations have increased and are now consistent with the Federal Reserve’s 2% long-term target. The Federal Reserve, in December 2016, increased short-term interest rates for only the second time in 10 years. If fiscal policy and tax reform changes provide the wanted response, the Federal Reserve may find it necessary to temper growth and inflation trends moving forward.

The Funds experienced a net outflow in 2016. The West Virginia Municipal Bond Fund experienced a net inflow with the remaining Funds having net outflows. Industry statistics continue to show a pattern of reductions in the holdings of domestic equity funds.

Your investment and support of the WesMark Funds is important to us and, as always, we thank you. We continue to invest in the human and technology resources necessary to execute a successful investment plan for all of our funds. Your continued support is instrumental to this success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA
President, WesMark Funds

Performance data quoted represents past performance which is no guarantee of future results.

www.wesmarkfunds.com

WesMark Funds℠

12.31.16 » Annual Report

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX

Table of Contents

December 31, 2016

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	4
Balanced Fund	6
Government Bond Fund	8
West Virginia Municipal Bond Fund	10
Small Company Growth Fund
Portfolio of Investments Summary Table	13
Portfolio of Investments	14
Growth Fund
Portfolio of Investments Summary Table	16
Portfolio of Investments	17
Balanced Fund
Portfolio of Investments Summary Table	19
Portfolio of Investments	20
Government Bond Fund
Portfolio of Investments Summary Table	24
Portfolio of Investments	25
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	30
Portfolio of Investments	31
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	54
Shareholder Expense Example	55
Board of Trustees and Trust Officers	56
Board Review of Advisory Contract	58
Additional Information	60
Glossary of Terms	61

December 31, 2016 » Annual Report

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2016 (Unaudited)

In 2016, the bifurcation of returns between growth and value was the widest since 2000. The historically low interest rates early in the year had investors flocking to higher yielding, lower volatility sectors like Consumer Staples and Utilities. The returns in these value sectors pushed the asset class returns well above growth focused peers. In the second half of the year, interest rates began to move in advance of the Federal Reserve lifting short-term rates. As a result, the Financial sector posted strong growth in the later part of 2016. In addition, major equity indices declined by double digits to start 2016, as domestic economic growth slowed and fears of a further slowdown of growth in China had investors on edge. The small cap indices turned positive in April as the election rhetoric began in earnest. The result was modest gains in growth-focused holdings like biotechnology and healthcare related industries. The small cap growth indices saw sharp sell offs in June and in October largely due to election polling data and the proposed policies of those candidates. Following the election, the risk trade was on as investors sold investments that were more conservative and bought investments that are more aggressive. Supplying further support to small cap indices was the anticipated changes to corporate and personal taxes, which should benefit smaller companies, and anticipation of a more business friendly administration.

For the full year, the WesMark Small Company Growth Fund posted a total return of 11.42%, compared to the Russell 2000 Index of 21.28%, and the Lipper Small-Cap Core Fund category return of 20.56%. Growth indices and funds posted strong performance, just not to the level of broad indices. The Russell 2000 Growth Index rose 11.28%, and the Lipper Small-Cap Growth Fund category gained 9.80%. Over the same period, the S&P 500 was up 11.95% on a total return basis. Within the growth focused small cap indices, the second half of the year provided most of the gains. In the final six month of the year, the Russell 2000 Growth Index rose 13.10% and the WesMark Small Company Growth Fund gained 15.18%. Over the past three years, the WesMark Small Company Growth Fund earned an average annual total return of 3.7%, versus 6.7% and 6.0% for the Russell 2000 Index and Lipper Small-Cap Core Fund, respectively. Over the same period, the Russell 2000 Growth Index and Lipper Small-Cap Growth Fund increased at average annual rates of 5.0% and 3.1%, respectively.

From a sector perspective, returns were positive across all sectors. The largest gains were made in cyclical sectors including materials and energy as the S&P 600 Materials Index was up 52.8% followed by the S&P 600 Energy Index with a 37.0% gain. While still positive, the returns posted in the Healthcare and Consumer Discretionary space, up 1.9% and 14.6%, respectively, were well below the broad indices.  As a result, sector selection was as important as stock selection.

The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection. The largest absolute weighting for the Fund was in the Financial sector, at 27.8% compared to the 27.13% for the benchmark. The decision to overweight the sector aided performance; however, the equity selections were not as impactful. For the year, the S&P 600 Financials rose 35.5%, while our holdings gained 24.1%. However, nearly 90% of our Financial holdings managed to report positive returns, led by Trustmark Corp, Old National Bancorp and First Horizon National Corp, up 60.6%, 57.1% and 48.3%, respectively.

The largest overweight relative to the benchmark was our allocation to the Industrial sector, at 24.9% compared to 14.6% for the benchmark. The decision to overweight the sector was positive; however, our selections were not as accretive to returns. For the full year, our holdings posted a return of 20.1%, below the S&P 600 Industrial returns of 28.2%. However, over the last six months of the year our Industrial holdings outperformed the benchmark led by exposure to companies that routinely do business in the oil and gas fields. For 2016, Quanta Services and United Rentals provided most of the gain for our holdings, up 72.3% and 45.5%, respectively. We will continue to monitor our sector decisions over the next year, particularly given world economic growth projections.

As the second best performing sector, our underweight to Energy was the largest detraction from performance for the Fund for the year. The benchmark was up 37.0% for the year, while our holdings were down 2.4%. In the first two months of the year, oil prices tumbled another 29%, which brought the cumulative total decline to 75.5% from the 2014 peak. Given the oversupply of oil and the further decline in activity, we decided to remain underweight relative to the benchmark. The bulk of our exposure was in refining which would do well when refining margins would expand. However, as the OPEC producing regions began to discuss production limits, the price of oil and natural gas nearly doubled. The result was a rally in energy stocks. Our focus on refiners and modest exposure in exploration and production companies did not keep pace.

The Fund’s exposure to the Information Technology sector also detracted from performance. For the year, we maintained a modest underweight relative to the benchmark in technology holdings. The sector reported a gain of 33.2% for the year, while our holdings gained 5.7%. A number of our holdings pared back expected growth rates early in 2016, resulting in a recalibration of valuations. Several holdings were removed from the portfolio due to changes in their underlying fundamentals. Despite the weak overall performance, NCR Corp and Synnex Corp reported gains of 65.9% and 35.8%, respectively.

Our top ten holdings accounted for 33.76% of the overall market value of the Fund. The average performance for these holdings was under the benchmark for 2016, up a weighted average of 10.1%. Nine of the top ten reported positive returns, while one, Lithia Motors, was down 8.6% for the year.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2016 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2006 to December 31, 2016, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2016

1 Year	5 Years	10 Years
11.42%	10.21%	7.34%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2016	3

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2016 (Unaudited)

The WesMark Growth Fund provided a total return of 0.51% for the year ended December 31, 2016, as compared to the Lipper Large-Cap Core Funds Average of 10.04%, placing the Fund in the fourth quartile of the Lipper Large-Cap Core Funds peer group. Within the Lipper Large Cap Growth Funds category, which had a return of 1.79% for the same period, the Fund was in the third quartile. The equity markets presented a challenging environment for growth investors in 2016 as concerns about domestic and global economic growth, the Brexit vote, the Federal Reserve exiting an extended period of easy monetary policy, and the Presidential election moved equity investors to higher yield, slower growth, and lower valuation levels in an effort to reduce risk. The Standard & Poor’s 500 Index (S&P 500), a capitalization weighted index representing all major industries, had a total return in 2016 of 11.95%. The growth component of the Index significantly underperformed the total Index with a return of 6.89%. The highest returns came from the energy, telecom, and financials. The energy stocks regained leadership after an agreement was reached by OPEC and select non-OPEC producers to reduce oil production in an effort to establish a better supply-demand balance. Financials gained on a move higher in interest rates that began in early July and continued through year-end. A steepening of the yield curve that accompanied the rising rate environment was a positive for financials as well. Healthcare, the Fund’s second largest sector exposure, and the S&P 500’s third largest exposure, was the only sector with a negative total return for the year. Uncertainty related to the Affordable Care Act and high-profile pricing issues were a liability to pharmaceutical and health care supply and distribution companies and overwhelmed the strong performance from managed care providers and other health care related companies. Consumer related sectors were weak despite growing consumer confidence and a solid contribution to GDP growth.

The year began with uncertainty and heightened volatility resulting in a decline in the equity markets, as measured by the S&P 500, approaching 11%. Slowing economic growth after the Federal Reserve’s first rate increase in 10 years caused investors to question the sustainability of the economic recovery. Talk of recession moved to the forefront. Stress in the European banking system and sharp declines in global financial stocks reinforced fears and investors sought safety in utilities, telecom, and consumer staples within equities in addition to increasing fixed income exposure. An improving outlook lead to price advances only to retreat with the Brexit vote. By the end of the second quarter, the S&P 500 had advanced just 2.6%. The third quarter showed improvement as uncertainties of the first half of the year were reduced. The election rally fueled the market higher in the fourth quarter with sector leadership following the expected beneficiaries of the Trump administration.

The Fund’s largest positive contribution to performance came from Information Technology, which, at 19.7% was the largest sector allocation. Strong results from Broadcom Limited and F5 Networks led the sector’s performance. Financials and Industrials rounded out the leading positive contributors. Energy and Healthcare were negative contributors to the portfolio return with Healthcare being the second largest portfolio sector allocation at 18.1%. Exposure to the healthcare supply chain, including McKesson Corp. and Cardinal Health, was the leading negative to healthcare performance. Deflationary generic pricing in addition to a heightened competitive environment resulted in severe earnings pressure at both companies. Energy investments benefitted in the later part of the year to energy’s positive result but was offset by early exposure to exploration and production.

The Fund’s absolute and relative performance, while not meeting our expectations for the full year, improved as the year came to a close driven by changes in market leadership as well as portfolio realignment that better captured the strength in the equity market.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 429 out of 558, 652 out of 707, 759 out of 796, and 864 out of 874 as of 12/31/16 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2016 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2006 to December 31, 2016, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2016

1 Year	5 Years	10 Years
0.51%	10.46%	5.34%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**
The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2016	5

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2016 (Unaudited)

The WesMark Balanced Fund provided a total return of 9.68% for the year ended December 31, 2016, as compared to the Lipper Balanced Fund Average of 6.55%, placing the Fund in the top quartile for the year. The Fund seeks to achieve capital appreciation and income by allocating its assets among fixed income and equity securities.  The asset allocation at year-end was 35.8% fixed income, 62.5% common equity, and 1.7% cash equivalents. The Fund maintained a relatively short fixed income structure with a modified duration of 5.33 years. All fixed income securities held have investment grade long-term credit ratings. In 2016, non-investment grade debt outperformed investment grade as investors searched for yield in this “lower for longer” interest rate environment. Therefore, a strategy of reducing credit quality as opposed to lengthening duration was a prevalent investment strategy during the year. The Fund’s allocation to fixed income was reduced during the year as the outlook for a rising interest rate environment increased resulting in increased risk in the fixed income markets.

Taxable fixed income returns during 2016 were low single digits as fixed income markets responded to higher inflation trends, strong employment markets, and an election outcome that brought with it the prospect for fiscal and tax policy changes that would result in stronger economic growth. The Lipper Core Bond Funds Index return was 3.40% compared to the Fund’s corporate bond return of 3.90%. The Fund’s municipal sectors return was 2.90% compared to the Lipper Intermediate Muni Debt Fund Index return of -0.2%. The Federal Reserve increased the Federal Funds target rate by 25 basis points in December 2016 and indicated their intention to continue increasing interest rates in 2017 with an expected three increases during the year. Their commentary continued to reinforce the data dependency of their decisions.

The equity markets presented a challenging environment for investors in 2016 as concerns about domestic and global economic growth, the Brexit vote, the Federal Reserve exiting an extended period of easy monetary policy, and the Presidential election moved equity investors to higher yield, slower growth, and lower valuation levels in an effort to reduce risk. The year began with uncertainty and heightened volatility resulting in a decline in the equity markets, as measured by the Standard & Poor 500 (S&P 500), a capitalization weighted index representing all major industries, approaching 11%. Slowing economic growth caused investors to question the sustainability of the economic recovery. Talk of recession moved to the forefront. Stress in the European banking system and sharp declines in global financial stocks reinforced fears and investors sought safety in utilities, telecom, and consumer staples within equities. An improving outlook lead to price advances only to retreat with the Brexit vote. By the end of the second quarter, the S&P 500 had advanced just 2.6%. The third quarter showed improvement as uncertainties of the first half of the year were reduced. The election rally fueled the market higher in the fourth quarter with sector leadership following the expected beneficiaries of the Trump administration. This benefitted the risk profile of the Fund, which has a focus on value within a primarily large-cap core portfolio.

The Standard & Poor 500 Index had a total return in 2016 of 11.95%. The value component of the Index significantly outperformed the total Index with a return of 17.39%. The highest returns came from the energy, telecom, and financials. The energy stocks regained leadership after an agreement was reached by OPEC and select non-OPEC producers to reduce oil production in an effort to establish a better supply-demand balance. Financials gained on a move higher in interest rates that began in early July and continued through year-end. A steepening of the yield curve that accompanied the rising rate environment was a positive for financials. Healthcare was the only sector with a negative total return for the year. Uncertainty related to the Affordable Care Act and high-profile pricing issues were a problem for pharmaceutical and health care supply and distribution companies that overwhelmed the strong performance from managed care providers and other health care related companies. Consumer related sectors were surprising weak given growing consumer confidence and the consumer’s solid contribution to GDP growth.

The portfolio’s equity allocation provided a return of 16.0% for the year compared to the Lipper Large Cap Core Index of 12.28% and the S&P 500 Value Index of 17.39%. The largest equity allocation was the Information Technology sector with a 12.7% portfolio allocation and a 20.3% allocation within the equity sector. The Fund’s Information Technology investments provided a return of 26.4% compared to the benchmark return of 13.8%. Top performers included Applied Materials, Microchip Technology, and Texas Instruments. As many technology companies mature, cash flow available to shareholders increases allowing for strong dividend growth. Other sectors of note included the 10.7% portfolio allocation to Financials. As previously mentioned, the current interest rate environment is favorable for the financial sector and the Fund’s investment in BB&T Corp., Discover Financial Services, and JPMorgan Chase benefitted. Wells Fargo and Company was a negative to the investment result as the company continues to deal with the fallout of their cross-selling strategy. Energy related companies responded positively to higher oil prices and an agreement among producers to reduce supply. Refining moved contrary to other industry participants as higher input costs generally place downward pressure on profit margins.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 69 out of 314, 345 out of 409, 124 out of 455, and 68 out of 505 as of 12/31/16 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2016 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2006 to December 31, 2016, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2016

1 Year	5 Years	10 Years
9.68%	7.32%	5.58%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***
The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†
The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2016	7

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2016 (Unaudited)

2016 proved to be an unpredictable and eventful year for income investors. The hunt for yield has been a common expression as the “lower for longer” policy dominated U.S. interest rates and negative interest rate policies led the view abroad. Although the hunt for yield may not be completely over with negative yielding bonds still accounting for more than USD 6 trillion of global assets, a shift in global policies away from excessive stimulus to a more balanced stance is underway. Both the European Central Bank and Bank of Japan have begun to shift their quantitative easing policies, which over time will result in higher interest rates abroad. Domestically, investors shifted expectations from continued monetary stimulus to fiscal stimulus and this transitory environment has accelerated growth and inflation expectations.

Political elections on both sides of the Atlantic were among the biggest surprises in 2016. The United Kingdom’s surprise vote to exit the European Union (Brexit) provided a headwind to the equity markets and a rally in the fixed income markets as the 10-year U.S. Treasury reached a low of 1.36% on July 8, 2016. The Brexit event induced the Federal Open Market Committee to delay its interest rate policy normalization. However, since the U.S. Presidential election, through the end of the report period, U.S. interest rates have risen on expectations that lower U.S. individual tax rates will boost consumption and lower U.S corporate tax rates will boost corporate earnings.

For 2016, non-farm payrolls increased on average 180,000 per month with an unemployment rate at the end of the report period of 4.7% compared to 5.0% reported in December 2015. The median duration of unemployment was 10.3 weeks in the report period compared to 10.5 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part time workers seeking full time work, was 9.2% of the end of the period as compared to 9.9% in the previous year. The labor participation rate was 62.7% as compared to 62.6% at the end of 2015. Real average hourly earnings increased 2.9% in the period as compared to 2.5% in the prior period. For 2016, the Gross Domestic Product increased 1.9% on a quarter over quarter basis after a 2.4% quarter over quarter increase in 2015. On average, for 2016, retail sales increased 4.1% as compared to 2.2% in 2015 while gasoline prices increased 6.3% compared to a decline of 14.6% in 2015.

The ISM Manufacturing Index ended 2016 at 54.7 compared to 48.2 at the end of the prior reporting period. The ISM Non-Manufacturing Index ended 2016 at 57.2 compared to 55.3 at the end of the prior reporting period and represented the 83rd consecutive month of expansion. For the ISM Indexes, levels above 50 indicate expansion while levels below 50 indicate contraction.

The rate of inflation, as measured by the Consumer Price Index, ended the period at 2.1% as compared to 0.7% in calendar year 2015. Core prices, which excludes food and energy, increased 2.2% in the period as compared to 2.1% in 2015. Energy prices increased 5.4% in 2016 compared to a decline of 12.6% in 2015, while food prices declined 0.1% versus an increase of 0.8% in 2015. The Federal Reserves preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator increased 1.6% through November 2016 compared to 1.4% in 2015.

Consistent with its statutory mandate, the Federal Open Market Committee (FOMC) seeks to foster maximum employment and price stability. The FOMC expects that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will continue to strengthen. Inflation is expected to rise to two percent over the median term as the transitory effects of the past declines in energy, import prices dissipate and the labor market strengthens further. In view of realized and expected labor market conditions and inflation, the FOMC decided to raise the target range for the federal funds rate from 0.50 to 0.75 percent and increased the discount rate to 1.25% from 1.00%. The Committee maintained its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage backed securities and of rolling over maturing Treasury Securities.

The yield on the 10-year U.S. Treasury began 2016 at 2.27%. With the United Kingdom’s decision to exit the European Union, the yield on the 10-year U.S. Treasury reached a low of 1.36% on July 8. 2016. The yield reached a post U.S. Presidential election high of 2.60% on December 15, 2016 and ended the reporting period at 2.44%. The spread between the 2-year U.S. Treasury note and the 10-year U.S. Treasury note was 122 basis points at the beginning of the reporting period and was 126 basis points at the end of the reporting period. During the period, the yield on the 2-year U.S. Treasury note increased 14.1 basis points while the yield on the 10-year U.S. Treasury note increased 17.5 basis points.

The WesMark Government Bond Fund provided a total return of 0.79% for the calendar year 2016. The Lipper General U.S. Government Funds return was 0.64% for the same period. The duration of the securities held in the Fund was 4.35 years on December 31, 2016 matching the duration reported for 2015.

Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 72.6% of the Fund as of December 31, 2016 as compared to 68.2% of the Fund on December 31, 2015. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 16.5% with Collateralized Mortgage Obligations (CMO) comprising 56.1%. The average interest rate for the mortgage pools was 2.39% while the average interest rate for the CMOs was 2.49%. Federal Agency Securities and U.S. Treasury Securities were 1.0% and 4.5%, respectively. Taxable Municipal Bonds represented 19.8% of the fund; 70.5% of the Taxable Municipal Bonds are callable. The average interest rate of the Taxable Municipal Bonds was 3.91% as of December 31, 2016.

Given the degree of change in interest rates from the post Brexit lows of 1.36% for the U.S. 10-year Treasury and the post U.S. Presidential Election high of 2.60, the relatively short duration of the fund reduced price volatility. Within the report period, taxable municipal bonds, which represented 19.8% of the fund, had a total return of 3.3% compared to the Lipper Intermediate Municipal Fund Index return of -0.2%. Mortgage securities, which accounted for 72.6% of the fund, had a total return of 1.6% compared to the Lipper U.S. Government Mortgage Fund Index return of 2.1%.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2016 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2006 to December 31, 2016, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2016

1 Year	5 Years	10 Years
0.79%	1.02%	2.90%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2016	9

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2016 (Unaudited)

2016 proved to be an unpredictable and eventful year for income investors. The hunt for yield has been a common expression as the “lower for longer” policy dominated U.S. interest rates and negative interest rate policies led the view abroad. Although the hunt for yield may not be completely over with negative yielding bonds still accounting for more than USD 6 trillion of global assets, a shift in global policies away from excessive stimulus to a more balanced stance is underway. Both the European Central Bank and Bank of Japan have begun to shift their quantitative easing policies, which overtime will result in higher interest rates abroad. Domestically, investors shifted expectations from continued monetary stimulus to fiscal stimulus and this transitory environment has accelerated growth and inflation expectations.

Political elections on both sides of the Atlantic were among the biggest surprises in 2016. The United Kingdom’s surprise vote to exit the European Union (Brexit) provided a headwind to the equity markets and a rally in the fixed income markets as the 10-year U.S. Treasury reached a low of 1.36% on July 8, 2016. The Brexit event induced the Federal Open Market Committee to delay its interest rate policy normalization. However, since the U.S. Presidential election, through the end of the report period, U.S. interest rates have risen on expectations that lower U.S. individual tax rates will boost consumption and lower U.S corporate tax rates will boost corporate earnings.

For 2016, non-farm payrolls increased on average 180,000 per month with an unemployment rate at the end of the report period of 4.7% compared to 5.0% reported in December 2015. The median duration of unemployment was 10.3 weeks in the report period compared to 10.5 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part time workers seeking full time work, was 9.2% of the end of the period as compared to 9.9% in the previous year. The labor participation rate was 62.7% as compared to 62.6% at the end of 2015. Real average hourly earnings increased 2.9% in the period as compared to 2.5% in the prior period. For 2016, the Gross Domestic Product increased 1.9% on a quarter over quarter basis after a 2.4% quarter over quarter increase in 2015. On average, for 2016, retail sales increased 4.1% as compared to 2.2% in 2015 while gasoline prices increased 6.3% compared to a decline of 14.6% in 2015.

The ISM Manufacturing Index ended 2016 at 54.7 compared to 48.2 at the end of the prior reporting period. The ISM Non-Manufacturing Index ended 2016 at 57.2 compared to 55.3 at the end of the prior reporting period and represented the 83rd consecutive month of expansion. For the ISM Indexes, levels above 50 indicate expansion while levels below 50 indicate contraction.

The rate of inflation, as measured by the Consumer Price Index, ended the period at 2.1% as compared to 0.7% in calendar year 2015. Core prices, which excludes food and energy, increased 2.2% in the period as compared to 2.1% in 2015. Energy prices increased 5.4% in 2016 compared to a decline of 12.6% in 2015, while food prices declined 0.1% versus an increase of 0.8% in 2015. The Federal Reserves preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator increased 1.6% through November 2016 compared to 1.4% in 2015.

Consistent with its statutory mandate, the Federal Open Market Committee (FOMC) seeks to foster maximum employment and price stability. The FOMC expects that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will continue to strengthen. Inflation is expected to rise to two percent over the median term as the transitory effects of the past declines in energy, import prices dissipate and the labor market strengthens further. In view of realized and expected labor market conditions and inflation, the FOMC decided to raise the target range for the federal funds rate from .50 to .75 percent and increased the discount rate to 1.25% from 1.00%. The Committee maintained its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage backed securities and of rolling over maturing Treasury Securities.

In 2016, new municipal bond sales hit a record high of USD 444.8 billion. This heavy supply was driven in large part by robust refunding activity, which represented 61% of new issuance. Yields on investment grade municipal securities reached all-time lows as the yield on high-grade 30-year municipal bonds reached 1.96% on July 6, 2016 commensurate with the record low yield of the 10-year U.S. Treasury note of 1.36% reached on July 8, 2016 following the United Kingdom’s surprise Brexit decision. The municipal bond market experienced a sharp sell-off following the outcome of the U.S. presidential election. As a point of reference, in November 2016 tax-exempt municipal bonds declined 3.6%, marking the largest monthly decline seen since the height of the financial crisis in February 2008. Tax-exempt municipal bonds stabilized based on better technical support toward the end of the reporting period as supply of new issues declined. For the calendar year 2016, investment grade municipal securities posted a modest positive return of 0.4% as measured by the BoF AML, Bloomberg Barclays.

In 2016, yield at the short end of the municipal yield curve increased at a more rapid pace than did longer dated municipals. The largest yield increase occurred at the 5-year maturity point, reflecting changes in monetary policy. Compared to the prior year period, yields on high-grade 5-year municipal securities increased 53 basis points to 1.79% from 1.26%. By contrast, yields on longer dated bonds increased by a lesser degree over the same period. Yields on high-grade 30-year municipals climbed only 22 basis points to 3.04% from 2.82% at the beginning of the period. This shift in yields had the effect of flattening the tax-exempt municipal yield curve.

Within the state of West Virginia, there were 32 new issues in the report period with 24 of the new issues representing refunding. With the limited scale of new issuance and disproportionate demand, West Virginia Municipal Securities did not experience the dramatic price volatility as more leveraged states’ municipal debt securities.

The state of West Virginia General Obligation Bonds retained their Aa1 rating by Moody’s and AA- by S&P, unchanged from the previous year. However Moody’s has placed the state on negative watch for a possible credit downgrade citing the states above average concentration in the energy sector, below average per-capita income levels, and significant underfunded pension liabilities. Moody’s cited the state’s fiscal management as a significant credit strength and its maintenance of fully funded budget reserves. The state’s rainy day fund balance as of June 30, 2016 was $779 million, affording the state significant fiscal flexibility. The state expects to maintain a rainy day fund balance of 15% of revenue. The state of West Virginia ended the report period with an unemployment rate of 5.1% compared to 6.5% for the prior year period.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2016 (Unaudited)	WesMark West Virginia Municipal Bond Fund

The WesMark West Virginia Municipal Bond Fund had a total return of 0.06% for the calendar year 2016. The Fund’s benchmark, the Lipper Intermediate Municipal Debt Fund’s return was -0.16% for the same period. The duration of the fund was 5.28 years as of December 31, 2016 compared to 4.84 years as of December 31, 2015. The net investment income dividend (excluding capital gain distributions) was $0.22 per share for the report period, compared to $0.24 per share for the prior year. Approximately 95.9% of the dividend was derived from West Virginia Municipal Securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to Alternative Minimum Tax. At the end of the report period 84.9% of the portfolio securities were rated BBB or higher with 11.1% rated AAA by S&P.

Given the degree of change in interest rates from the post Brexit low of 1.36% for the U.S. 10-year Treasury on July 8, 2016, and the post presidential election high of 2.60% on December 16, 2016, the relatively short duration of the fund reduced price volatility.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2016	11

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2016 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2006 to December 31, 2016, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2016

1 Year	5 Years	10 Years
0.06%	2.15%	2.97%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

As of February 29, 2016, the Board of Trustees approved the termination of the Adviser’s voluntary waiver.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**
The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

12	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2016 (Unaudited)	WesMark Small Company Growth Fund

At December 31, 2016, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	96.5%
EXCHANGE TRADED FUNDS	2.3%
SHORT-TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.7%
TOTAL NET ASSETS	100.0%

At December 31, 2016, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Industrials	25.5%
Financials	25.0%
Health Care	11.0%
Consumer Discretionary	10.3%
Consumer Staples	9.2%
Information Technology	8.8%
Materials	2.9%
Exchange Traded Funds	2.3%
Energy	2.2%
Utilities	1.2%
Real Estate	0.4%
Equity Portfolio Sub-Total	98.8%
Short-Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.7%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2016	13

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2016

Shares/Principal Amount		Value
COMMON STOCKS-96.5%
CONSUMER DISCRETIONARY-10.3%
	Apparel Retail-3.2%
44,283	Foot Locker, Inc.	$3,139,222

	Automotive Retail-5.0%
27,089	CST Brands, Inc.	1,304,335
36,200	Lithia Motors, Inc., Class A	3,505,246
		4,809,581
	Consumer Electronics-0.4%
55,969	ZAGG, Inc.(1)	397,380

	Home Furnishings-1.1%
27,839	Ethan Allen Interiors, Inc.	1,025,867

	Restaurants-0.6%
3,950	Buffalo Wild Wings, Inc.(1)	609,880

TOTAL CONSUMER DISCRETIONARY		9,981,930

CONSUMER STAPLES-9.2%
	Brewers-1.4%
8,068	Boston Beer Co., Inc., Class A(1)	1,370,350

	Food Retail-1.2%
9,930	Casey's General Stores, Inc.	1,180,478

	Household Products-2.4%
19,033	Spectrum Brands Holdings, Inc.	2,328,307

	Packaged Foods & Meats-2.9%
50,775	WhiteWave Foods Co.(1)	2,823,090

	Personal Products-1.3%
16,181	Edgewell Personal Care Co.(1)	1,181,051

TOTAL CONSUMER STAPLES		8,883,276

ENERGY-2.2%
	Oil & Gas Exploration & Production-1.4%
37,000	Carrizo Oil & Gas, Inc.(1)	1,381,950

	Oil & Gas Refining & Marketing-0.8%
8,665	Tesoro Corp.	757,754

TOTAL ENERGY		2,139,704

FINANCIALS-25.0%
	Asset Management & Custody Banks-2.9%
7,664	Eaton Vance Corp.	320,968
88,961	Federated Investors, Inc., Class B	2,515,817
		2,836,785
	Investment Banking & Brokerage-2.4%
45,541	Stifel Financial Corp.(1)	2,274,773

Shares/Principal Amount		Value
	Property & Casualty Insurance-1.8%
19,500	Allied World Assurance Co. Holdings AG	$1,047,345
20,000	First American Financial Corp.	732,600
		1,779,945
	Regional Banks-16.3%
45,000	Associated Banc-Corp.	1,111,500
45,000	BancorpSouth, Inc.	1,397,250
21,594	Banner Corp.	1,205,161
111,348	Cardinal Financial Corp.	3,651,101
72,248	First Horizon National Corp.	1,445,683
74,745	Fulton Financial Corp.	1,405,206
30,118	MB Financial, Inc.	1,422,473
76,524	Old National Bancorp	1,388,911
15,441	South State Corp.	1,349,543
40,075	Trustmark Corp.	1,428,674
		15,805,502
	Reinsurance-1.6%
27,282	Validus Holdings, Ltd.	1,500,783

TOTAL FINANCIALS		24,197,788

HEALTH CARE-11.0%
	Health Care Equipment-3.5%
25,000	Analogic Corp.	2,073,750
18,928	Hill-Rom Holdings, Inc.	1,062,618
2,800	Integra LifeSciences Holdings Corp.(1)	240,212
		3,376,580
	Health Care Services-0.2%
49,413	Sharps Compliance Corp.(1)	189,252

	Health Care Supplies-2.7%
11,500	Align Technology, Inc.(1)	1,105,495
23,000	Neogen Corp.(1)	1,518,000
		2,623,495
	Life Sciences Tools & Services-1.9%
2,700	Charles River Laboratories International, Inc.(1)	205,713
14,000	ICON PLC(1)	1,052,800
9,100	PAREXEL International Corp.(1)	598,052
		1,856,565
	Pharmaceuticals-2.7%
50,417	Prestige Brands Holdings, Inc.(1)	2,626,726

TOTAL HEALTH CARE		10,672,618

INDUSTRIALS-25.5%
	Aerospace & Defense-5.9%
74,350	Hexcel Corp.	3,824,564
29,246	Moog, Inc., Class A(1)	1,920,877
		5,745,441
	Airlines-2.6%
15,000	Allegiant Travel Co.	2,496,000

14	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
	Building Products-6.4%
44,987	AAON, Inc.	$1,486,820
26,981	Lennox International, Inc.	4,132,680
18,914	Masco Corp.	598,061
		6,217,561
	Construction & Engineering-4.0%
110,016	Quanta Services, Inc.(1)	3,834,058

	Diversified Support Services-0.9%
6,411	UniFirst Corp.	920,940

	Electronics-1.4%
17,549	OSI Systems, Inc.(1)	1,335,830

	Trading Companies & Distributors-2.7%
24,666	United Rentals, Inc.(1)	2,604,236

	Trucking-1.6%
20,528	Ryder System, Inc.	1,528,104

TOTAL INDUSTRIALS		24,682,170

INFORMATION TECHNOLOGY-8.8%
	Computer Hardware-0.5%
12,536	NCR Corp.(1)	508,460

	Data Processing & Outsourced Services-0.6%
30,000	Syntel, Inc.	593,700

	Internet Software & Services-1.8%
18,749	IAC/InterActiveCorp(1)	1,214,747
49,021	Quotient Technology, Inc.(1)	526,976
		1,741,723
	Semiconductor Equipment-2.9%
84,573	Teradyne, Inc.	2,148,154
27,617	Ultratech, Inc.(1)	662,256
		2,810,410
	Semiconductors-0.5%
21,069	Integrated Device Technology, Inc.(1)	496,386

	Systems Software-0.8%
14,993	Qualys, Inc.(1)	474,528
27,229	SecureWorks Corp., Class A(1)	288,355
		762,883
	Technology Distributors-1.2%
9,232	SYNNEX Corp.	1,117,257

	Technology Hardware & Storage-0.5%
60,642	Nimble Storage, Inc.(1)	480,285

TOTAL INFORMATION TECHNOLOGY		8,511,104
Shares/Principal Amount		Value
MATERIALS-2.9%
	Forest Products-1.7%
87,405	Louisiana-Pacific Corp.(1)	$1,654,577

	Paper Products-1.2%
47,949	PH Glatfelter Co.	1,145,501

TOTAL MATERIALS		2,800,078

REAL ESTATE-0.4%
	Equity Real Estate Investment-0.4%
35,000	Farmland Partners, Inc., REIT	390,600

TOTAL REAL ESTATE		390,600

UTILITIES-1.2%
	Electric Utilities-1.2%
25,460	Portland General Electric Co.	1,103,182

TOTAL UTILITIES		1,103,182

TOTAL COMMON STOCKS (Cost $56,791,994)		93,362,450

EXCHANGE TRADED FUNDS-2.3%
4,844	iShares® Russell 2000® Growth ETF	745,685
11,571	Vanguard Small-Cap ETF	1,492,196

TOTAL EXCHANGE TRADED FUNDS (Cost $2,115,352)		2,237,881

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
496,087	Federated Government Obligations Fund 7-Day Yield 0.435% (at net asset value)	496,087

TOTAL SHORT TERM INVESTMENTS (Cost $496,087)		496,087

TOTAL INVESTMENTS-99.3% (Cost $59,403,433)		96,096,418
OTHER ASSETS AND LIABILITIES-NET(2)-0.7%		639,425
NET ASSETS-100.0%		$96,735,843

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2016.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	15

Portfolio of Investments Summary Table

WesMark Growth Fund	December 31, 2016 (Unaudited)

At December 31, 2016, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	89.3%
SHORT-TERM INVESTMENTS(2)	5.2%
EXCHANGE TRADED FUNDS	4.8%
CORPORATE BOND	0.3%
OTHER ASSETS AND LIABILITIES - NET(3)	0.4%
TOTAL NET ASSETS	100.0%

At December 31, 2016, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	21.1%
Health Care	17.8%
Financials	12.6%
Industrials	12.4%
Consumer Discretionary	11.5%
Consumer Staples	8.2%
Exchange Traded Funds	4.8%
Energy	4.3%
Materials	1.4%
Equity Portfolio Sub-Total	94.1%
Corporate Bonds	0.3%
Fixed Income Portfolio Sub-Total	0.3%
Short-Term Investments(2)	5.2%
Other Assets and Liabilities - Net(3)	0.4%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund and commercial paper.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

16	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-89.3%
CONSUMER DISCRETIONARY-11.5%
	Apparel Retail-2.9%
48,000	Foot Locker, Inc.	$3,402,720
45,000	Ross Stores, Inc.	2,952,000
35,000	TJX Cos., Inc.	2,629,550
		8,984,270
	Broadcasting-2.0%
100,000	CBS Corp., Class B	6,362,000

	Home Building-0.6%
65,000	Toll Brothers, Inc.(1)	2,015,000

	Internet Retail-3.7%
12,600	Amazon.com, Inc.(1)	9,448,362
18,280	Expedia, Inc.	2,070,758
		11,519,120
	Media-1.0%
42,000	Scripps Networks Interactive, Inc.	2,997,540

	Movies & Entertainment-1.3%
40,000	Walt Disney Co.	4,168,800

TOTAL CONSUMER DISCRETIONARY		36,046,730

CONSUMER STAPLES-8.2%
	Distillers & Vintners-1.7%
36,000	Constellation Brands, Inc., Class A	5,519,160

	Drugs Retail-4.1%
100,000	CVS Health Corp.	7,891,000
60,000	Walgreens Boots Alliance, Inc.	4,965,600
		12,856,600
	Food Retail-1.1%
75,000	Mondelez International, Inc., Class A	3,324,750

	Packaged Foods & Meats-1.3%
72,000	WhiteWave Foods Co.(1)	4,003,200

TOTAL CONSUMER STAPLES		25,703,710

ENERGY-4.3%
	Energy Equipment & Services-0.8%
29,000	Schlumberger, Ltd.	2,434,550

	Oil & Gas-0.5%
43,000	Noble Energy, Inc.	1,636,580

	Oil & Gas Exploration & Production-0.9%
28,800	EQT Corp.	1,883,520
25,000	Range Resources Corp.	859,000
		2,742,520
	Oil & Gas Refining & Marketing-1.0%
45,000	Valero Energy Corp.	3,074,400
Shares/Principal Amount		Value
	Oil, Gas & Consumable Fuels-1.1%
36,000	Diamondback Energy, Inc.(1)	$3,638,160

TOTAL ENERGY		13,526,210

FINANCIALS-12.6%
	Asset Management & Custody Banks-2.5%
12,850	BlackRock, Inc.	4,889,939
50,000	Invesco, Ltd.	1,517,000
17,000	State Street Corp.	1,321,240
		7,728,179
	Consumer Finance-1.1%
39,700	Capital One Financial Corp.	3,463,428

	Diversified Banks-2.8%
158,000	Wells Fargo & Co.	8,707,380

	Investment Banking & Brokerage-1.3%
100,000	Morgan Stanley	4,225,000

	Property & Casualty Insurance-2.7%
64,000	Chubb, Ltd.	8,455,680

	Regional Banks-2.2%
150,000	BB&T Corp.	7,053,000

TOTAL FINANCIALS		39,632,667

HEALTH CARE-17.8%
	Biotechnology-3.3%
35,000	Amgen, Inc.	5,117,350
46,000	Celgene Corp.(1)	5,324,500
		10,441,850
	Life Sciences Tools & Services-2.2%
50,000	Quintiles Transnational Holdings, Inc.(1)	3,802,500
21,000	Thermo Fisher Scientific, Inc.	2,963,100
		6,765,600
	Managed Health Care-5.2%
55,000	Aetna, Inc.	6,820,550
60,000	UnitedHealth Group, Inc.	9,602,400
		16,422,950
	Pharmaceuticals-7.1%
110,000	Abbott Laboratories	4,225,100
56,250	Johnson & Johnson	6,480,562
85,000	Merck & Co., Inc.	5,003,950
125,000	Zoetis, Inc.	6,691,250
		22,400,862
TOTAL HEALTH CARE		56,031,262

INDUSTRIALS-12.4%
	Aerospace & Defense-7.5%
83,000	Arconic, Inc.	1,538,820
50,000	Boeing Co.	7,784,000
75,000	Honeywell International, Inc.	8,688,750

Annual Report | December 31, 2016	17

Portfolio of Investments

WesMark Growth Fund	December 31, 2016

Shares/Principal Amount		Value
39,300	Raytheon Co.	$5,580,600
		23,592,170
	Air Freight & Logistics-2.3%
38,000	FedEx Corp.	7,075,600

	Industrial Conglomerates-2.6%
256,500	General Electric Co.	8,105,400

TOTAL INDUSTRIALS		38,773,170

INFORMATION TECHNOLOGY-21.1%
	Application Software-2.2%
28,000	Adobe Systems, Inc.(1)	2,882,600
21,500	salesforce.com, Inc.(1)	1,471,890
30,000	SAP SE ADR	2,592,900
		6,947,390
	Communications Equipment-1.4%
30,000	F5 Networks, Inc.(1)	4,341,600

	Computer Hardware-2.6%
70,000	Apple, Inc.	8,107,400

	Data Processing & Outsourced Services-2.7%
82,500	MasterCard, Inc.	8,518,125

	Internet Software & Services-3.0%
6,000	Alphabet, Inc., Class A(1)	4,754,700
6,016	Alphabet, Inc., Class C(1)	4,643,269
		9,397,969
	IT Services-0.9%
50,000	Vantiv, Inc., Class A(1)	2,981,000

	Semiconductors-3.4%
61,211	Broadcom, Ltd.	10,820,269

	Semiconductors & Semiconductor Equipment-1.4%
58,000	Skyworks Solutions, Inc.	4,330,280

	Systems Software-3.5%
100,000	Microsoft Corp.	6,214,000
123,000	Oracle Corp.	4,729,350
		10,943,350
TOTAL INFORMATION TECHNOLOGY		66,387,383

MATERIALS-1.4%
	Diversified Chemicals-1.4%
45,000	PPG Industries, Inc.	4,264,200

TOTAL MATERIALS		4,264,200

TOTAL COMMON STOCKS (Cost $176,405,663)		280,365,332

EXCHANGE TRADED FUNDS-4.8%
113,000	iShares® S&P 500® Growth ETF	13,762,270

Shares/Principal Amount		Value
50,000	PowerShares Dynamic Building & Construction Portfolio	$1,393,500

TOTAL EXCHANGE TRADED FUNDS (Cost $14,434,127)		15,155,770

CORPORATE BONDS-0.3%
	Regional Banks-0.3%
$820,000	PNC Bank NA, Subordinated Notes, 5.250%, 1/15/2017	820,926

TOTAL CORPORATE BONDS (Cost $821,370)		820,926

SHORT TERM INVESTMENTS-5.2%
	Commercial Paper-1.6%
$5,000,000	General Electric, 0.000%, 1/6/2017	4,999,653

	Mutual Funds-3.6%
11,476,254	Federated Government Obligations Fund 7-Day Yield 0.435% (at net asset value)	11,476,254

TOTAL SHORT TERM INVESTMENTS (Cost $16,475,907)		16,475,907

TOTAL INVESTMENTS-99.6% (Cost $208,137,067)		312,817,935
OTHER ASSETS AND LIABILITIES-NET(2)-0.4%		1,249,525
NET ASSETS-100.0%		$314,067,460

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2016.

See Notes to Financial Statements which are an integral part of the Financial Statements.

18	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2016 (Unaudited)	WesMark Balanced Fund

At December 31, 2016, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	61.8%
EXCHANGE TRADED FUNDS	0.8%
EQUITY PORTFOLIO SUB‐TOTAL	62.6%
CORPORATE BOND	13.4%
U.S. GOVERNMENT AGENCY ‐ MORTGAGE BACKED SECURITIES	6.9%
TAXABLE MUNICIPAL BONDS	5.5%
U.S. GOVERNMENT AGENCY ‐ COLLATERALIZED MORTGAGE OBLIGATIONS	5.5%
GOVERNMENT BOND	3.7%
U.S. GOVERNMENT AGENCY SECURITIES	0.5%
FIXED INCOME PORTFOLIO SUB‐TOTAL	35.5%
SHORT‐TERM INVESTMENTS(2)	2.1%
OTHER ASSETS AND LIABILITIES ‐ NET(3)	‐0.2%
TOTAL NET ASSETS	100.0%
At December 31, 2016, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	12.6%
Financials	11.2%
Consumer Staples	10.2%
Industrials	8.0%
Health Care	5.5%
Energy	5.1%
Utilities	3.0%
Consumer Discretionary	2.2%
Telecommunication Services	2.0%
Materials	2.0%
Exchange Traded Funds	0.8%
Equity Portfolio Sub‐Total	62.6%
U.S. Government Agencies (Combined)	16.6%
Corporate Bonds	13.4%
Taxable Municipal Bonds	5.5%
Fixed Income Portfolio Sub‐Total	35.5%
Short‐Term Investments(2)	2.1%
Other Assets and Liabilities ‐ Net(3)	‐0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2016	19

Portfolio of Investments

WesMark Balanced Fund	December 31, 2016

Shares/Principal Amount		Value
COMMON STOCKS‐61.8%
CONSUMER DISCRETIONARY‐2.2%
	Department Stores‐0.8%
24,000	Macy's, Inc.	$859,440

	Home Improvement Retail‐0.8%
6,500	Home Depot, Inc.	871,520

	Restaurants‐0.6%
5,000	McDonald's Corp.	608,600

TOTAL CONSUMER DISCRETIONARY		2,339,560

CONSUMER STAPLES‐10.2%
	Drugs Retail‐1.5%
20,000	CVS Health Corp.	1,578,200

	Food Products‐1.1%
29,000	Conagra Brands, Inc.	1,146,950

	Household Products‐1.3%
17,000	Procter & Gamble Co.	1,429,360

	Hypermarkets & Super Centers‐0.8%
11,500	Wal‐Mart Stores, Inc.	794,880

	Packaged Foods & Meats‐1.2%
10,000	JM Smucker Co.	1,280,600

	Soft Drinks‐2.4%
20,000	Coca‐Cola Co.	829,200
16,000	PepsiCo, Inc.	1,674,080
		2,503,280
	Tobacco‐1.9%
30,000	Altria Group, Inc.	2,028,600

TOTAL CONSUMER STAPLES		10,761,870

ENERGY‐5.1%
	Energy Equipment & Services‐1.0%
12,500	Schlumberger, Ltd.	1,049,375

	Integrated Oil & Gas‐4.1%
19,100	Chevron Corp.	2,248,070
20,000	Exxon Mobil Corp.	1,805,200
5,000	Occidental Petroleum Corp.	356,150
		4,409,420
TOTAL ENERGY		5,458,795

FINANCIALS‐11.2%
	Asset Management & Custody Banks‐0.8%
27,000	Invesco, Ltd.	819,180
Shares/Principal Amount		Value
	Consumer Finance‐2.0%
30,000	Discover Financial Services	$2,162,700

	Diversified Banks‐1.2%
24,000	US Bancorp	1,232,880

	Insurance Brokers‐1.3%
27,000	Arthur J Gallagher & Co.	1,402,920

	Other Diversified Financial Services‐1.8%
22,500	JPMorgan Chase & Co.	1,941,525

	Property & Casualty Insurance‐1.6%
13,000	Chubb, Ltd.	1,717,560

	Regional Banks‐2.0%
25,000	BB&T Corp.	1,175,500
8,000	PNC Financial Services Group, Inc.	935,680
		2,111,180
	Retail REITS‐0.5%
12,500	National Retail Properties, Inc. REIT	552,500

TOTAL FINANCIALS		11,940,445

HEALTH CARE‐5.5%
	Biotechnology‐1.2%
20,000	AbbVie, Inc.	1,252,400

	Pharmaceuticals‐4.3%
30,000	Bristol‐Myers Squibb Co.	1,753,200
17,000	Merck & Co., Inc.	1,000,790
60,000	Pfizer, Inc.	1,948,800
		4,702,790
TOTAL HEALTH CARE		5,955,190

INDUSTRIALS‐8.0%
	Aerospace & Defense‐4.0%
7,000	Boeing Co.	1,089,760
6,000	Honeywell International, Inc.	695,100
6,000	Lockheed Martin Corp.	1,499,640
9,000	United Technologies Corp.	986,580
		4,271,080
	Air Freight & Logistics‐1.1%
10,000	United Parcel Service, Inc., Class B	1,146,400

	Industrial Conglomerates‐0.9%
30,000	General Electric Co.	948,000

	Railroads‐2.0%
20,000	Union Pacific Corp.(1)	2,073,600

TOTAL INDUSTRIALS		8,439,080

20	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Balanced Fund

Shares/Principal Amount		Value
INFORMATION TECHNOLOGY‐12.6%
	Communications Equipment‐0.9%
30,000	Cisco Systems, Inc.	$906,600

	Computer Hardware‐2.8%
26,000	Apple, Inc.	3,011,320

	IT Services‐2.7%
10,000	International Business Machines Corp.	1,659,900
23,000	Leidos Holdings, Inc.	1,176,220
		2,836,120
	Semiconductor Equipment‐0.8%
27,000	Applied Materials, Inc.	871,290

	Semiconductors‐3.6%
24,000	Intel Corp.	870,480
23,850	Microchip Technology, Inc.	1,529,978
20,000	Texas Instruments, Inc.	1,459,400
		3,859,858
	Semiconductors & Semiconductor Equipment‐0.4%
40,000	Cypress Semiconductor Corp.	457,600

	Systems Software‐0.8%
14,000	Microsoft Corp.	869,960

	Technology Hardware & Storage‐0.6%
10,000	Western Digital Corp.	679,500

TOTAL INFORMATION TECHNOLOGY		13,492,248

MATERIALS‐2.0%
	Diversified Chemicals‐2.0%
20,000	Dow Chemical Co.	1,144,400
13,000	EI du Pont de Nemours & Co.	954,200
		2,098,600
TOTAL MATERIALS		2,098,600

TELECOMMUNICATION SERVICES‐2.0%
	Integrated Telecommunication Services‐2.0%
25,000	AT&T, Inc.	1,063,250
20,000	Verizon Communications, Inc.	1,067,600
		2,130,850
TOTAL TELECOMMUNICATION SERVICES		2,130,850

UTILITIES‐3.0%
	Electric Utilities‐1.0%
13,025	Duke Energy Corp.	1,011,001

	Gas Utilities‐1.0%
30,000	New Jersey Resources Corp.	1,065,000
Shares/Principal Amount		Value
	Multi‐Utilities‐1.0%
13,250	Dominion Resources, Inc.	$1,014,817

TOTAL UTILITIES		3,090,818

TOTAL COMMON STOCKS (Cost $47,460,279)		65,707,456

EXCHANGE TRADED FUNDS‐0.8%
18,000	SPDR® Bloomberg Barclays Convertible Securities ETF	821,700

TOTAL EXCHANGE TRADED FUNDS (Cost $800,831)		821,700

CORPORATE BONDS‐13.4%
	Automobile Manufacturers‐0.9%
$1,000,000	Toyota Motor Credit Corp., Sr. Unsecured Notes, 2.250%, 12/7/2027(2)	969,003

	Banks‐0.9%
$1,000,000	Wells Fargo & Co., 3.450%, 2/13/2023	1,003,420

	Diversified Chemicals‐0.9%
1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	1,000,648

	Industrial Gases‐0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	855,997

	Integrated Telecommunication Services‐0.9%
1,000,000	AT&T, Inc., Sr. Unsecured Notes, 3.950%, 1/15/2025	1,002,204

	Life Sciences Tools & Services‐0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	501,082

	Oil & Gas Exploration & Production‐0.5%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	496,915

	Other Diversified Financial Services‐1.0%
1,000,000	JPMorgan Chase & Co., Subordinated Notes, 4.125%, 12/15/2026	1,021,214

Annual Report | December 31, 2016	21

Portfolio of Investments

WesMark Balanced Fund	December 31, 2016

Shares/Principal Amount		Value
	Packaged Foods & Meats‐0.5%
$500,000	Kraft Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	$493,537

	Pharmaceuticals‐2.4%
1,000,000	Actavis Funding SCS, Sr. Unsecured Notes, 3.450%, 3/15/2022	1,015,177
500,000	Pfizer, Inc., Sr. Unsecured Notes, 3.400%, 5/15/2024	516,706
1,000,000	Zoetis, Inc., Sr. Unsecured Notes, 3.250%, 2/1/2023	998,130
		2,530,013
	Real Estate‐0.7%
750,000	Simon Property Group LP, Sr. Unsecured Notes, 2.750%, 2/1/2023	739,406

	Regional Banks‐2.3%
1,000,000	PNC Bank NA, Subordinated Notes, 1.700%, 12/7/2018	998,265
500,000	PNC Bank NA, Subordinated Notes, 2.950%, 1/30/2023	492,683
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	998,005
		2,488,953
	Software & Services‐1.1%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	400,941
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	764,020
		1,164,961

TOTAL CORPORATE BONDS (Cost $14,329,825)		14,267,353

U.S. GOVERNMENT AGENCY -COLLATERALIZED MORTGAGE OBLIGATIONS ‐5.5%
	Federal National Mortgage Association‐4.2%
1,030,670	Series 2003‐39, Class JC, 4.000%, 5/25/2033, REMIC	1,094,502
667,496	Series 2012‐54, Class WA, 3.000%, 4/25/2032	680,566
662,304	Series 2013‐72, Class HG, 3.000%, 4/25/2033	676,851
650,321	Series 2013‐9, Class KB, 2.500%, 12/25/2042	655,913
531,669	Series 2012‐100, Class NA, 2.000%, 11/25/2041	523,741
897,671	Series 2015‐4517, Class PC, 2.500%, 5/15/2044	899,113
		4,530,686
Shares/Principal Amount	Value
	Government National Mortgage Association‐1.3%
$588,881	Series 2012‐84, Class TA, 2.500%, 3/20/2042	$587,142
766,798	Series 2013‐88, Class LV, 2.500%, 9/16/2026	773,544
		1,360,686

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,920,104)		5,891,372

U.S. GOVERNMENT AGENCY ‐ MORTGAGE BACKED SECURITIES‐6.9%
	Commercial Mortgage‐Backed Securities‐3.8%
2,000,000	Series 2016‐K723, Class A2, 2.454%, 8/25/2023	1,986,458
1,500,000	Series 2015‐UBS8, Class A4, 3.809%, 11/15/2025	1,573,326
500,000	Series 2012‐C3, Class A4, 3.091%, 9/10/2022	512,031
		4,071,815
	Federal Home Loan Mortgage Corp.‐1.8%
685,109	Pool G30681, 3.500%, 1/1/2034	710,353
380,531	Pool G18527, 3.000%, 10/1/2029	390,821
815,678	Pool C91482, 3.500%, 7/1/2032	844,776
		1,945,950
	Federal National Mortgage Association‐1.3%
35,755	Pool 254831, 5.000%, 8/1/2023	38,938
464,708	Pool AM3301, 2.350%, 5/1/2023	459,464
575,450	Pool MA1449, 3.000%, 5/1/2028	592,845
158,566	Pool AE0375, 4.000%, 7/1/2025	167,488
118,945	Pool AD6175, 4.000%, 9/1/2025	125,643
		1,384,378

TOTAL U.S. GOVERNMENT AGENCY ‐ MORTGAGE BACKED SECURITIES (Cost $7,414,460)		7,402,143

U.S. GOVERNMENT AGENCY SECURITIES‐4.2%
	Federal Farm Credit Banks‐3.7%
2,000,000	2.450%, 11/29/2023	1,989,328
2,000,000	3.100%, 12/21/2026	1,993,488
		3,982,816
	Federal Home Loan Bank‐0.5%
450,000	5.250%, 6/10/2022	522,130

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,437,765)		4,504,946

22	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Balanced Fund

Shares/Principal Amount		Value
TAXABLE MUNICIPAL BONDS‐5.5%
	Alaska‐0.5%
$500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	$546,185

	Florida‐0.8%
305,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	338,559
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	479,727
		818,286
	Illinois‐0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	208,846

	Michigan‐0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	284,669

	Ohio‐0.6%
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	672,059

	Pennsylvania‐1.2%
500,000	Albert Gallatin Area School District, Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	562,035
250,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	256,595
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	508,595
		1,327,225
	Utah‐0.9%
860,000	Weber Basin Water Conservancy District, Build America Revenue Bonds, Series B, 6.400%, 10/1/2029	948,580
Shares/Principal Amount		Value
	Virginia‐0.5%
$500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	$542,285

	Wisconsin‐0.5%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	554,270

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,621,597)		5,902,405

SHORT TERM INVESTMENTS‐2.1%
	Mutual Funds‐2.1%
2,252,961	Federated Government Obligations Fund 7‐Day Yield 0.435% (at net asset value)	2,252,961

TOTAL SHORT TERM INVESTMENTS (Cost $2,252,961)		2,252,961

TOTAL INVESTMENTS‐100.2% (Cost $88,237,822)		106,750,336
OTHER ASSETS AND LIABILITIES‐NET(3)‐(0.2)%		(173,608)
NET ASSETS‐100.0%		$106,576,728

SCHEDULE OF WRITTEN OPTIONS

Number of Contracts		Value
WRITTEN CALL OPTIONS(0.0%)(4)
(200)	Union Pacific Corp., Expires 1/20/2017, Exercise Price $105.00	$(422)

TOTAL WRITTEN CALL OPTIONS (Premiums received $60,651)		$(422)

(1)	Pledged security, a portion or all of the security is pledged as collateral for written options as of December 31, 2016.
(2)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2016.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Amount represents less than 0.05% of net assets.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2016.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	23

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2016 (Unaudited)

At December 31, 2016, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	55.9%
TAXABLE MUNICIPAL BONDS	19.8%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	16.4%
U.S. TREASURY BONDS	4.5%
U.S. GOVERNMENT AGENCY SECURITIES	1.0%
FIXED INCOME PORTFOLIO SUB-TOTAL	97.6%
SHORT-TERM INVESTMENTS(2)	2.1%
OTHER ASSETS AND LIABILITIES - NET(3)	0.3%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-55.9%
	Federal Home Loan Mortgage Corp.-19.4%
$253,233	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	$258,396
1,169,968	Series 2010-3758, Class FB, 1.204%, 11/15/2040, REMIC(1)	1,168,532
1,939,706	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	1,915,551
2,187,763	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	2,217,021
3,757,416	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	3,709,672
5,294,615	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC	5,195,787
1,946,774	Series 2012-4005, Class PA, 2.000%, 10/15/2041, REMIC	1,948,466
3,646,850	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	3,646,176
3,378,954	Series 2012-4145, Class YC, 1.500%, 12/15/2027, REMIC	3,264,682
3,064,290	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	3,023,242
2,028,113	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	2,065,345
730,396	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	724,796
1,399,509	Series 2014-4368, Class BE, 2.500%, 5/15/2031, REMIC	1,413,109
2,097,315	Series 2015-4472, Class MA, 3.000%, 5/15/2045, REMIC	2,110,790
2,664,908	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	2,641,434
877,320	Series 2011-3919, Class CE, 2.750%, 10/15/2040, REMIC	884,805
2,039,940	Series 2013-4187, Class CA, 2.000%, 4/15/2033, REMIC	2,004,251
1,807,517	Series 2013-4204, Class AD, 1.500%, 8/15/2042, REMIC	1,749,098
1,462,269	Series 2013-4208, Class KA, 1.500%, 5/15/2028, REMIC	1,408,684
4,489,213	Series 2015-4537, Class AB, 3.000%, 1/15/2043, REMIC	4,532,388
2,487,024	Series 2016-4546, Class TE, 2.000%, 12/15/2045, REMIC	2,405,011
		48,287,236
	Federal National Mortgage Association-28.9%
1,559,725	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	1,603,501
852,520	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	839,971
2,547,115	Series 2012-103, Class CE, 2.000%, 6/25/2039, REMIC	2,553,021
Shares/Principal Amount		Value
$2,945,299	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	$2,819,768
3,249,868	Series 2012-153, Class KB, 1.750%, 1/25/2042, REMIC	3,121,630
3,023,665	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	2,971,940
2,329,997	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	2,325,957
1,730,285	Series 2012-31, Class NP, 2.000%, 4/25/2041, REMIC	1,725,719
2,101,632	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	2,133,734
2,619,867	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	2,582,890
3,149,006	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	3,237,119
3,226,863	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	3,172,879
2,992,705	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	3,039,182
3,169,773	Series 2013-9, Class MB, 2.000%, 2/25/2033, REMIC	3,143,318
983,237	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	1,044,132
3,504,709	Series 2010-102, Class PE, 2.000%, 9/25/2040, REMIC	3,477,004
4,238,787	Series 2012-103, Class VC, 3.500%, 9/25/2029, REMIC	4,355,700
688,624	Series 2012-116, Class PC, 2.000%, 10/25/2042, REMIC	670,945
1,009,006	Series 2012-58, Class PA, 2.000%, 4/25/2042, REMIC	980,491
2,287,953	Series 2013-23, Class CB, 2.000%, 3/25/2033, REMIC	2,239,923
500,258	Series 2013-42, Class PD, 1.250%, 5/25/2043, REMIC	472,068
3,009,441	Series 2013-92, Class A, 3.500%, 12/25/2038, REMIC	3,120,518
1,170,175	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC	1,183,812
1,185,763	Series 2014-64, Class EB, 2.000%, 4/25/2032, REMIC	1,178,932
716,427	Series 2015-35, Class BH, 1.500%, 6/25/2045, REMIC	693,651
4,042,859	Series 2015-42, Class CA, 3.000%, 3/25/2044, REMIC	4,087,979
1,900,649	Series 2016-29, Class PC, 2.000%, 8/25/2045, REMIC	1,861,428
4,983,767	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	5,030,713
1,042,596	Series 2016-4616, Class HP, 3.000%, 9/15/2046, REMIC	1,048,959
4,939,491	Series 2016-4631, Class AE, 3.500%, 5/15/2044, REMIC	5,113,389
		71,830,273

Annual Report | December 31, 2016	25

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2016

Shares/Principal Amount		Value
	Government National Mortgage Association-7.6%
$1,007,402	Series 2011-11, Class PC, 2.000%, 4/20/2040	$997,530
764,089	Series 2012-48, Class MA, 2.500%, 4/16/2042	767,676
968,625	Series 2012-50, Class ED, 2.250%, 8/20/2040	959,404
2,219,016	Series 2013-38, Class KA, 1.250%, 2/20/2042	2,079,936
7,816,557	Series 2016-154, Class UP, 3.000%, 5/20/2045	7,926,160
1,462,403	Series 2016-43, Class UC, 3.500%, 3/20/2046	1,512,728
4,468,420	Series 2016-55, Class JA, 3.500%, 4/20/2046	4,524,924
		18,768,358
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $141,443,896)		138,885,867

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-16.4%
	Federal Home Loan Mortgage Corp.-1.8%
2,690,888	Pool G14204, 4.500%, 6/1/2026	2,850,527
472,635	Pool C91349, 4.500%, 12/1/2030	510,029
1,144,561	Pool C91361, 4.000%, 3/1/2031	1,214,302
		4,574,858
	Federal National Mortgage Association-12.8%
434,330	Pool 972080, 5.000%, 2/1/2023	463,271
1,130,341	Pool AM2737, 1.660%, 3/1/2023	1,114,758
1,424,728	Pool AT2054, 2.500%, 4/1/2028	1,421,843
4,228,757	Pool MA0641, 4.000%, 2/1/2031	4,485,496
2,339,649	Pool MA0667, 4.000%, 3/1/2031	2,481,651
1,796,875	Pool MA0695, 4.000%, 4/1/2031	1,906,079
1,121,427	Pool MA0756, 4.000%, 6/1/2031	1,189,894
3,023,250	Pool MA0818, 4.000%, 8/1/2031	3,206,661
934,531	Pool 889372, 6.000%, 12/1/2032	1,068,844
3,312,902	Pool MA1459, 3.000%, 6/1/2033	3,379,132
4,046,307	Pool AL5169, 4.000%, 4/1/2034	4,298,204
3,310,598	Pool 995026, 6.000%, 9/1/2036	3,809,525
256,375	Pool AI7929, 4.000%, 8/1/2041	269,554
908,838	Pool AL6620, 4.500%, 8/1/2042	985,045
1,704,256	Pool 890560, 2.500%, 9/1/2028	1,709,218
		31,789,175
	Government National Mortgage Association-1.8%
2,996,357	Pool A09704, 3.000%, 10/20/2036	3,033,433
575,193	Pool 589693, 4.500%, 7/15/2029	626,588
698,313	Pool G24828, 4.500%, 10/20/2040	726,709
Shares/Principal Amount		Value
		$4,386,730

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES (Cost $40,427,134)		40,750,763

U.S. GOVERNMENT AGENCY SECURITIES-1.0%
	Federal Farm Credit Banks-0.4%
1,000,000	3.150%, 12/27/2024	1,000,085

	Federal Home Loan Mortgage Corp.-0.6%
1,500,000	2.080%, 5/22/2023	1,476,396

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,500,977)		2,476,481

U.S. TREASURY BONDS-4.5%
	U.S. Treasury Bonds-4.5%
8,000,000	7.625%, 2/15/2025	11,140,904

TOTAL U.S. TREASURY BONDS (Cost $11,517,359)		11,140,904

TAXABLE MUNICIPAL BONDS-19.8%
	Alabama-0.2%
500,000	University of Alabama, Build America General Obligation Direct Payment Bonds, Series B, 4.900%, 10/1/2026	532,990

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,105,730

	California-0.3%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	640,595

	Colorado-0.9%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,095,290
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,135,680
		2,230,970

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Florida-0.5%
$1,000,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	$1,110,030

	Illinois-0.0%(2)
3,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	3,310

	Indiana-1.2%
550,000	Eastern Howard Third Millennium School Building Corp. Revenue Bonds, 2.550%, 1/15/2022	545,496
	Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds:
770,000	3.100%, 1/15/2023	771,224
700,000	3.150%, 7/15/2023	701,421
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	496,696
500,000	Indiana Finance Authority, Revenue Bonds, Series A, 3.166%, 7/1/2030	475,235
		2,990,072
	Kansas-0.4%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	473,512
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	204,062
380,000	5.500%, 9/1/2023	387,760
		1,065,334
	Kentucky-0.9%
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,581,731
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	318,366
315,000	5.250%, 12/1/2025	334,130
		2,234,227
	Louisiana-0.6%
	City of New Orleans, Louisiana, Public Improvement Bonds:
515,000	Series A, 5.350%, 12/1/2027	575,327
300,000	Series A, 5.700%, 12/1/2030	343,338
500,000	Series A, 5.750%, 12/1/2033	561,730
		1,480,395
Shares/Principal Amount		Value
	Michigan-1.4%
$570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	$605,454
605,000	City of Madison Heights, Michigan, General Obligation Bonds, 3.610%, 1/1/2031	562,493
345,000	County of St. Clair, Michigan, General Obligation Limited Bonds, 2.450%, 4/1/2021	344,724
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	889,845
1,000,000	Michigan Strategic Fund, Revenue Bonds, 2.522%, 10/15/2023	971,760
		3,374,276
	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	527,405

	Mississippi-0.1%
205,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	219,450

	Missouri-0.7%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,786,714

	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	251,657

	New York-0.5%
500,000	City of New York NY, Build America Bonds, Series F, 5.237%, 12/1/2021	564,760
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	656,505
		1,221,265
	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,043,206

Annual Report | December 31, 2016	27

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2016

Shares/Principal Amount		Value
	Ohio-3.8%
$1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	$1,345,975
285,000	City of Columbus Ohio, General Obligation Unlimited Bonds, 4.000%, 2/15/2028	308,176
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,025,570
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	567,350
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	587,050
1,085,000	Jackson City, Ohio, School District General Obligation Unlimited Bonds, 3.000%, 12/1/2024	1,062,801
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	190,833
260,000	5.500%, 12/1/2022	278,525
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,060,330
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	621,899
800,000	Ohio State University, Higher Educational Facility Commission Revenue Bonds, 2.459%, 11/1/2021	798,000
500,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.817%, 12/1/2030	556,710
900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	969,228
		9,372,447
	Oklahoma-0.2%
560,000	City of Oklahoma City OK, General Obligation Limited Bonds, 3.750%, 9/1/2030	583,834
Shares/Principal Amount		Value
	Oregon-0.7%
	Washington County, Clean Water Services Sewer, Build America Revenue Bonds:
$750,000	5.228%, 10/1/2025	$867,570
700,000	5.701%, 10/1/2030	837,235
		1,704,805
	Pennsylvania-1.6%
1,150,000	Commonwealth Financing Authority, Revenue Bonds, Series A, 3.743%, 6/1/2029	1,125,528
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,080,770
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	982,460
300,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	307,914
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	536,280
		4,032,952
	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	991,091

	Tennessee-0.5%
1,000,000	Tennessee State School Bond Authority, Qualified School Construction Bonds, 4.848%, 9/15/2027	1,169,300

	Texas-2.5%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	562,535
1,000,000	City of Houston, Utility System Revenue Bonds, Series A, 3.428%, 5/15/2023	1,045,860
1,000,000	North East Texas Independent School District, Qualified School Construction Bonds, 5.240%, 8/1/2027	1,155,920
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,112,970

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark Government Bond Fund

Shares/Principal Amount		Value
$2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	$2,399,750
		6,277,035
	Utah-0.8%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	543,370
250,000	Utah Municipal Power Agency, Revenue Bonds, Series A, 3.237%, 7/1/2028	241,882
1,000,000	Weber Basin Water Conservancy District, Build America Revenue Bonds, Series B, 6.400%, 10/1/2029	1,103,000
		1,888,252
	Virginia-0.2%
500,000	Virginia Beach VA, Government Public Improvement Bonds, 5.200%, 3/15/2030	537,950

	West Virginia-0.3%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	196,682
345,000	Series D, 5.000%, 6/1/2028	333,680
250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	245,845
		776,207

TOTAL TAXABLE MUNICIPAL BONDS (Cost $47,972,803)		49,151,499

SHORT TERM INVESTMENTS-2.1%
	Mutual Funds-2.1%
5,322,767	Federated Government Obligations Fund 7‐Day Yield 0.435% (at net asset value)	5,322,767

TOTAL SHORT TERM INVESTMENTS (Cost $5,322,767)		5,322,767

TOTAL INVESTMENTS-99.7% (Cost $249,184,936)		247,728,281
OTHER ASSETS AND LIABILITIES-NET(3)-0.3%		788,714
NET ASSETS-100.0%		$248,516,995

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2016.
(2)	Amount represents less than 0.05% of net assets.
(3)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2016.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	29

Portfolio of Investments Summary Table

WesMark West Virginia Municipal Bond Fund	December 31, 2016 (Unaudited)

At December 31, 2016, the Fund's Portfolio Composition(1) was as follows:
Portfolio Composition	Percentage of Total Net Assets
MUNICIPAL BOND	97.9%
SHORT-TERM INVESTMENTS(2)	1.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.6%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
1-3 Years	5.7%
3-5 Years	8.3%
5-10 Years	53.5%
10 Years or Greater	30.4%
Short-Term Investments (2)	1.5%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL NET ASSETS	100.0%

S&P® Ratings of Municipal Bonds as	Percentage of Total Net Assets(4)
AAA	11.1%
AA	32.7%
A	22.5%
Not rated by S&P	31.6%
Short-Term Investments (2)	1.5%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL NET ASSETS	100.0%

Moody’s Ratings of Municipal Bonds as	Percentage of Total Net Assets(4)
Aaa	5.4%
Aa	30.3%
A	22.5%
Baa	0.9%
Not rated by Moody's	38.8%
Short-Term Investments (2)	1.5%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities.
(4)
These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
MUNICIPAL BONDS-97.9%
	Alabama-0.8%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$1,011,552

	Arizona-0.5%
500,000	City of Phoenix, Arizona, Civic Improvement Corp., Water System Revenue Bonds, 5.000%, 7/1/2025	562,260

	Florida-0.6%
615,000	State of Florida, Board of Public Education General Obligation Unlimited Bonds, 5.000%, 6/1/2027	681,223

	Maryland-1.0%
1,000,000	State of Maryland, General Obligation Unlimited Bonds, Series B, 5.000%, 8/1/2026	1,147,760

	Ohio-1.1%
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,296,229

	Pennsylvania-0.4%
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	536,280

	Texas-0.5%
500,000	City of Irving, Texas, General Obligation Limited Bonds, 5.000%, 9/15/2026	562,690

	West Virginia-93.0%
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,218,754
400,000	4.000%, 5/1/2024	426,112
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project):
300,000	3.000%, 12/1/2029	295,881
880,000	4.125%, 12/1/2030	880,704
Shares/Principal Amount		Value
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
$200,000	Series B, 2.400%, 12/1/2022	$199,342
100,000	Series B, 2.600%, 12/1/2023	100,053
100,000	Series B, 2.800%, 12/1/2024	100,868
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	368,816
345,000	Series D, 3.000%, 12/1/2024	353,804
585,000	Series D, 3.000%, 12/1/2025	596,940
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
275,000	5.000%, 6/1/2027	318,554
950,000	5.000%, 6/1/2028	1,094,580
655,000	5.000%, 6/1/2029	751,233
1,045,000	Series A, 3.500%, 10/1/2023	1,061,929
1,100,000	Series A, 3.650%, 10/1/2024	1,118,733
285,000	Series C, 3.500%, 10/1/2025	288,785
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,178,603
1,100,000	3.000%, 6/1/2026	1,111,418
965,000	3.000%, 6/1/2027	964,981
100,000	3.000%, 6/1/2030	97,832
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	203,892
205,000	3.750%, 6/1/2025	215,974
215,000	3.850%, 6/1/2026	227,216
	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds:
190,000	Series A, 2.750%, 12/1/2018	191,672
195,000	Series A, 2.750%, 12/1/2019	196,275
895,000	Series A, 4.400%, 8/1/2025	912,211
245,000	Series A, 3.500%, 12/1/2026	232,549
250,000	Series A, 3.600%, 12/1/2027	235,928
265,000	Series A, 3.700%, 12/1/2028	249,116
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	632,568
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
185,000	Series A, 3.000%, 3/1/2025	184,332
190,000	Series A, 3.000%, 3/1/2026	187,893
620,000	Series A, 4.000%, 3/1/2029	657,560
405,000	Series A, 3.500%, 12/1/2030	411,387
310,000	Series B, 4.000%, 6/1/2031	325,878

Annual Report | December 31, 2016	31

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2016

Shares/Principal Amount		Value
$135,000	Series E, 3.000%, 6/1/2023	$130,251
135,000	Series E, 3.300%, 6/1/2025	130,557
125,000	Series E, 3.400%, 6/1/2026	120,497
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	330,680
275,000	4.000%, 7/1/2032	291,954
	City of Clarksburg, West Virginia, Water Revenue Bonds:
400,000	Series A, 2.100%, 9/1/2018	401,552
600,000	Series A, 2.200%, 9/1/2019	601,380
160,000	Series E, 3.000%, 6/1/2018	162,517
170,000	Series E, 3.000%, 6/1/2020	174,211
180,000	Series E, 3.000%, 6/1/2022	183,051
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	521,243
515,000	2.750%, 7/1/2023	515,371
500,000	4.000%, 7/1/2024	524,535
605,000	3.000%, 7/1/2025	606,010
575,000	3.100%, 7/1/2026	575,954
1,000,000	3.150%, 7/1/2027	1,000,950
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	300,618
300,000	3.000%, 11/1/2028	296,748
230,000	City of Kingwood, West Virginia, Sewer System Revenue Bonds, 4.000%, 10/1/2020	230,097
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	250,593
490,000	Series A, 3.500%, 9/1/2027, (AGM)	491,563
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	232,274
600,000	Series B, 4.000%, 12/1/2027	619,140
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	534,345
535,000	Series A, 3.000%, 6/1/2029	530,608
555,000	Series A, 3.000%, 6/1/2030	545,348
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	103,133
225,000	Series C, 3.400%, 11/1/2031	209,527
Shares/Principal Amount		Value
	Fairmont State University, West Virginia, Revenue Bonds:
$725,000	Series A, 5.000%, 6/1/2022	$809,774
765,000	Series A, 5.000%, 6/1/2024	876,292
1,400,000	Series B, 3.000%, 6/1/2024	1,400,546
1,000,000	Series B, 3.100%, 6/1/2025	1,000,800
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	334,407
380,000	Series A, 3.000%, 1/1/2031	349,193
1,660,000	Series A, 4.250%, 1/1/2035	1,747,299
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
150,000	Series A, 3.000%, 6/1/2020	149,516
135,000	Series A, 3.250%, 6/1/2023	132,999
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021, (NATL-RE)	1,189,605
1,000,000	5.000%, 5/1/2022, (NATL-RE)	1,012,330
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
300,000	Series A, 4.000%, 2/1/2022	320,076
250,000	Series A, 4.000%, 2/1/2023	265,527
450,000	Series A, 3.000%, 2/1/2025	453,434
750,000	Series A, 3.125%, 2/1/2026	757,005
	Morgantown, West Virginia, Utility Board Revenue Bonds:
1,000,000	Series A, 3.000%, 12/1/2028	974,500
1,000,000	Series A, 4.000%, 12/1/2029	1,056,110
1,210,000	Series A, 4.000%, 12/1/2030	1,266,447
1,000,000	Series A, 4.000%, 12/1/2031	1,037,280
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,786,499
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	640,956
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,706,862
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	683,008
1,220,000	3.000%, 6/1/2023	1,258,076
795,000	3.000%, 6/1/2026	806,623

32	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2016	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
$496,000	Series A, 5.375%, 7/1/2018, (AMBAC)	$511,520
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,270,420
2,505,000	Series C, 5.375%, 7/1/2021	2,710,435
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	669,987
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,855,823
	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile):
500,000	5.000%, 6/1/2022	558,020
1,000,000	4.000%, 6/1/2023	1,063,480
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,317,171
755,000	Series B, 3.500%, 11/1/2026	778,269
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	922,530
860,000	4.750%, 6/1/2022	862,296
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,758,900
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,718,263
315,000	Series A, 3.375%, 6/1/2029	314,836
365,000	Series B, 3.375%, 10/1/2023	378,684
390,000	Series B, 3.500%, 10/1/2024	405,896
415,000	Series B, 3.625%, 10/1/2025	432,895
435,000	Series B, 3.750%, 10/1/2026	454,584
545,000	Series C, 3.000%, 6/1/2023	559,726
310,000	Series C, 3.500%, 6/1/2030	309,994
515,000	Series D, 5.000%, 6/1/2025	608,627
600,000	Series D, 3.250%, 6/1/2028	598,854
330,000	Series D, 3.375%, 6/1/2029	329,828
355,000	Series D, 3.500%, 6/1/2030	354,993
	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project):
500,000	3.000%, 12/15/2019	510,060
Shares/Principal Amount		Value
$550,000	2.500%, 12/15/2022	$550,721
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	571,807
305,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 6/15/2028	337,235
1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	1,050,460
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,642,380
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	245,429
405,000	Series A, 4.000%, 4/1/2020	431,321
300,000	Series A, 4.250%, 4/1/2023	302,235
485,000	Series A, 5.000%, 4/1/2026	531,516
360,000	Series B, 3.200%, 4/1/2024	368,730
375,000	Series B, 3.375%, 4/1/2025	386,723
385,000	Series B, 3.500%, 4/1/2026	397,466
400,000	Series B, 3.600%, 4/1/2027	413,308
825,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	825,635
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,058,670
	West Virginia Housing Development Fund Revenue Bonds:
325,000	Series A, 3.600%, 5/1/2022	339,820
1,340,000	Series A, 3.200%, 11/1/2023	1,369,600
595,000	Series A, 3.800%, 11/1/2024	608,483
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	509,395
700,000	Series A, 3.125%, 7/1/2026	712,215
200,000	Series B, 3.000%, 7/1/2018	204,938
370,000	Series B, 4.000%, 7/1/2023	394,043
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	588,245
515,000	Series A, 5.000%, 7/1/2026	594,012
535,000	Series A, 5.000%, 7/1/2027	616,384

Annual Report | December 31, 2016	33

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2016

Shares/Principal Amount		Value
	West Virginia State University Revenue Bonds:
$335,000	Series A, 3.000%, 10/1/2020	$334,638
340,000	Series A, 2.550%, 10/1/2021	336,542
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	403,299
500,000	Series A, 5.000%, 10/1/2027	570,440
345,000	Series B, 5.000%, 10/1/2025	388,732
750,000	Series B, 4.125%, 10/1/2031	793,448
	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program):
1,090,000	Series A, 4.750%, 10/1/2023, (AGM)	1,091,787
2,605,000	Series A, 5.000%, 10/1/2029	2,954,904
500,000	West Virginia Water Development Authority Revenue Bonds, Series A, 5.000%, 11/1/2035, (AGM)	501,405
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	498,862
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	268,370
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,488,953
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	611,328
600,000	Series A-II, 3.250%, 11/1/2025	609,546
1,000,000	Series A-II, 5.000%, 11/1/2025, (NATL-RE FGIC)	1,001,740
550,000	Series A-II, 5.000%, 11/1/2025	636,069
900,000	Series A-II, 4.250%, 11/1/2026, (NATL-RE FGIC)	901,287
650,000	Series A-II, 5.000%, 11/1/2026	756,256
800,000	Series A-II, 3.000%, 11/1/2027	785,440
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,001,740
725,000	Series B-II, 4.000%, 11/1/2025	773,829
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	501,485
Shares/Principal Amount		Value
$910,000	Series B-IV, 5.125%, 11/1/2024, (AMBAC)	$912,748
650,000	Series B-IV, 4.750%, 11/1/2035, (AMBAC)	651,437
625,000	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 6/1/2018	639,394
		109,942,785

TOTAL MUNICIPAL BONDS (Cost $114,627,747)		115,740,779

SHORT TERM INVESTMENTS-1.5%
	Mutual Funds-1.5%
1,713,791	Federated Government Obligations Fund 7-Day Yield 0.435% (at net asset value)	1,713,791

TOTAL SHORT TERM INVESTMENTS (Cost $1,713,791)		1,713,791

TOTAL INVESTMENTS-99.4% (Cost $116,341,538)		117,454,570
OTHER ASSETS AND LIABILITIES-NET(1)-0.6%		713,866
NET ASSETS-100.0%		$118,168,436

(1)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2016.

See Notes to Financial Statements which are an integral part of the Financial Statements.

34	www.wesmarkfunds.com

Statements of Assets and Liabilities

December 31, 2016

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value (Cost - see below)	$96,096,418	$312,817,935	$106,750,336	$247,728,281	$117,454,570
Cash	20,989	71,149	18,280	–	–

RECEIVABLE FOR:
Dividends and interest	53,983	301,004	359,648	1,214,334	930,060
Investments sold	608,654	5,447,480	–	–	–
Fund shares sold	10,397	74,031	7,767	10,445	–
Receivable due from Adviser	–	20	–	–	–
Prepaid expenses	12,043	29,452	10,173	23,133	11,480
Total Assets	96,802,484	318,741,071	107,146,204	248,976,193	118,396,110

LIABILITIES:

PAYABLE FOR:
Written options, at value (Premiums received –, –, 60,651, – and –)	–	–	422	–	–
Investments purchased	–	4,461,794	462,280	–	–
Fund shares redeemed	12,353	89,328	47,273	40,502	1,940
Income distribution payable	–	–	–	316,036	160,017
Investment advisory fees	2	–	1	13	4
Fund Accounting and Administration fees	7,945	21,449	10,535	25,034	15,289
Audit and Legal expenses	17,606	17,606	17,606	17,606	17,606
Shareholder services fee (Note 5)	21,820	72,354	23,435	52,864	27,290
Transfer agency expenses	4,837	9,290	5,627	5,357	3,455
Registration expenses	98	–	430	–	271
Printing and Postage expenses	1,090	1,113	1,095	1,092	1,137
Trustees' fees and expenses	78	78	78	78	78
Chief compliance officer fees	513	513	513	513	513
Other accrued liabilities and expenses	299	86	181	103	74
Total Liabilities	66,641	4,673,611	569,476	459,198	227,674
Net Assets	$96,735,843	$314,067,460	$106,576,728	$248,516,995	$118,168,436

NET ASSETS CONSIST OF :

Paid-in capital	$59,915,722	$206,520,076	$87,541,641	$249,952,101	$116,971,128
Accumulated net investment income	–	23,425	32,452	137,804	–
Accumulated net realized gain (loss) on investments and written options	127,136	2,843,091	429,892	(116,255)	84,276
Net unrealized appreciation (depreciation) on investments and written options	36,692,985	104,680,868	18,572,743	(1,456,655)	1,113,032
Net Assets	$96,735,843	$314,067,460	$106,576,728	$248,516,995	$118,168,436

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,260,209	18,083,108	8,668,032	25,252,101	11,404,332
Net asset value, offering price & redemption price per share	$13.32	$17.37	$12.30	$9.84	$10.36
Investments, at identified cost	$59,403,433	$208,137,067	$88,237,822	$249,184,936	$116,341,538

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	35

Statements of Operations

For the Year Ended December 31, 2016

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$1,373,202	$4,867,948	$1,814,833	$–	$–
Interest	–	46,539	1,171,161	6,242,115	3,700,131
Total Investment Income	1,373,202	4,914,487	2,985,994	6,242,115	3,700,131

EXPENSES:

Investment adviser fee (Note 5)	687,289	2,379,876	767,058	1,544,875	725,591
Fund Accounting and Administration fee (Note 5)	76,614	239,490	93,084	228,461	123,132
Custodian fees (Note 5)	20,010	41,059	18,090	32,672	18,909
Transfer agent expenses	34,253	59,545	39,214	38,003	28,972
Trustees' fees (Note 8)	22,894	42,291	23,722	36,661	25,238
Auditing expenses	18,240	18,240	18,240	18,240	18,240
Legal expenses	13,232	13,245	13,245	13,245	15,722
Shareholder services fee (Note 5)	229,096	793,292	255,686	643,698	302,329
Registration expenses	15,011	15,342	13,775	13,633	8,338
Printing and Postage expenses	4,418	4,658	4,625	5,983	6,160
Insurance premiums	5,637	19,984	6,323	14,482	6,787
Miscellaneous	3,804	13,849	4,131	10,348	4,738
Total Expenses	1,130,498	3,640,871	1,257,193	2,600,301	1,284,156

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(19,371)
Net Expenses	1,130,498	3,640,871	1,257,193	2,600,301	1,264,785
Net Investment Income	242,704	1,273,616	1,728,801	3,641,814	2,435,346

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	5,899,668	17,838,350	2,496,149	1,448,241	103,928
Net realized gain on written options	–	–	159,090	–	–
Net change in unrealized appreciation (depreciation) of investments	4,503,232	(17,604,716)	4,974,534	(2,828,493)	(2,364,177)
Net change in unrealized appreciation of written options	–	–	60,229	–	–
Net realized and unrealized gain (loss) on investments	10,402,900	233,634	7,690,002	(1,380,252)	(2,260,249)
Net Increase in Net Assets Resulting from Operations	$10,645,604	$1,507,250	$9,418,803	$2,261,562	$175,097

*Foreign tax withholding	$–	$13,373	$9,887	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

36	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$242,704	$(461,443)	$1,273,616	$1,517,972
Net realized gain	5,899,668	4,872,999	17,838,350	7,104,294
Net change in unrealized appreciation (depreciation)	4,503,232	(6,995,083)	(17,604,716)	(15,008,109)
Net increase (decrease) in net assets resulting from operations	10,645,604	(2,583,527)	1,507,250	(6,385,843)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(285,036)	–	(1,266,203)	(1,591,161)
From net realized capital gains	(4,683,312)	(5,808,625)	(13,376,841)	(10,499,288)
Decrease in net assets from distributions to shareholders	(4,968,348)	(5,808,625)	(14,643,044)	(12,090,449)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	7,134,833	10,856,114	18,718,451	21,888,786
Shares issued in reinvestment of distributions	1,945,916	2,471,262	5,098,779	4,527,085
Cost of shares redeemed	(10,276,892)	(9,997,269)	(30,342,867)	(33,697,867)
Net increase (decrease) resulting from beneficial interest transactions	(1,196,143)	3,330,107	(6,525,637)	(7,281,996)
Net Increase (Decrease) in Net Assets	4,481,113	(5,062,045)	(19,661,431)	(25,758,288)

NET ASSETS:
Beginning of Year	92,254,730	97,316,775	333,728,891	359,487,179
End of Year*	$96,735,843	$92,254,730	$314,067,460	$333,728,891

*Including accumulated net investment income of:	$–	$–	$23,425	$16,012

See Notes to Financial Statements which are an integral part of the Financial Statements

Annual Report | December 31, 2016	37

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,728,801	$1,617,795	$3,641,814	$4,011,060
Net realized gain	2,655,239	3,927,237	1,448,241	49,721
Long-term capital gain distributions from other investment companies	–	35,995	–	–
Net change in unrealized appreciation (depreciation)	5,034,763	(7,567,535)	(2,828,493)	(1,779,200)
Net increase (decrease) in net assets resulting from operations	9,418,803	(1,986,508)	2,261,562	2,281,581

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,792,463)	(1,690,448)	(4,351,135)	(4,556,355)
From net realized capital gains	(2,185,731)	(4,831,314)	(281,617)	–
Decrease in net assets from distributions to shareholders	(3,978,194)	(6,521,762)	(4,632,752)	(4,556,355)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	12,067,599	16,236,965	24,137,419	21,589,804
Shares issued in reinvestment of distributions	769,286	1,318,917	748,196	770,678
Cost of shares redeemed	(12,749,959)	(10,400,444)	(32,094,766)	(33,967,472)
Net increase (decrease) resulting from beneficial interest transactions	86,926	7,155,438	(7,209,151)	(11,606,990)
Net Increase (Decrease) in Net Assets	5,527,535	(1,352,832)	(9,580,341)	(13,881,764)

NET ASSETS:
Beginning of Year	101,049,193	102,402,025	258,097,336	271,979,100
End of Year*	$106,576,728	$101,049,193	$248,516,995	$258,097,336

*Including accumulated net investment income of:	$32,452	$53,060	$137,804	$138,013

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,435,346	$2,624,192
Net realized gain	103,928	145,444
Net change in unrealized depreciation	(2,364,177)	(244,233)
Net increase in net assets resulting from operations	175,097	2,525,403

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,435,346)	(2,608,914)
From net realized capital gains	(66,176)	(167,831)
Decrease in net assets from distributions to shareholders	(2,501,522)	(2,776,745)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	11,064,007	9,635,048
Shares issued in reinvestment of distributions	550,839	644,862
Cost of shares redeemed	(9,576,037)	(12,540,463)
Net increase (decrease) resulting from beneficial interest transactions	2,038,809	(2,260,553)
Net Decrease in Net Assets	(287,616)	(2,511,895)

NET ASSETS:
Beginning of Year	118,456,052	120,967,947
End of Year*	$118,168,436	$118,456,052

*Including accumulated net investment income of:	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	39

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$12.58	$13.79	$13.75	$10.00	$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.03	(0.06)	(0.09)	(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.41	(0.32)	0.51	4.05	0.48
Total from Investment Operations	1.44	(0.38)	0.42	3.96	0.42

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	–	–	–	–
From Net Realized Gain on Investments	(0.66)	(0.83)	(0.38)	(0.21)	(0.51)
Total Distributions	(0.70)	(0.83)	(0.38)	(0.21)	(0.51)
Net Asset Value, End of Year	$13.32	$12.58	$13.79	$13.75	$10.00

Total Return	11.42%	(2.87)%	3.08%	39.95%	4.14%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.23%	1.22%	1.22%	1.24%	1.27%
Net Investment Income/(Loss)	0.26%	(0.47)%	(0.66)%	(0.74)%	(0.62)%
Net Assets Value End of Year (000 omitted)	$96,736	$92,255	$97,317	$92,566	$67,261
Portfolio Turnover Rate	41%	45%	16%	15%	71%

See Notes to Financial Statements which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$18.10	$19.12	$17.89	$13.64	$12.55
Income (Loss) from Investment Operations:
Net Investment Income	0.07	0.09	0.08	0.07	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.03	(0.45)	1.82	4.66	1.39
Total from Investment Operations	0.10	(0.36)	1.90	4.73	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.07)	(0.09)	(0.08)	(0.07)	(0.08)
From Net Realized Gain on Investments	(0.76)	(0.57)	(0.59)	(0.41)	(0.31)
Total Distributions	(0.83)	(0.66)	(0.67)	(0.48)	(0.39)
Net Asset Value, End of Year	$17.37	$18.10	$19.12	$17.89	$13.64

Total Return	0.51%	(1.94)%	10.66%	34.92%	11.75%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.15%	1.14%	1.14%	1.15%	1.16%
Net Investment Income	0.40%	0.43%	0.47%	0.42%	0.66%
Net Assets Value End of Year (000 omitted)	$314,067	$333,729	$359,487	$341,781	$272,140
Portfolio Turnover Rate	61%	21%	16%	19%	83%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	41

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$11.65	$12.67	$12.09	$11.02	$10.56
Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.19	0.20	0.19	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.92	(0.43)	0.70	1.30	0.68
Total from Investment Operations	1.12	(0.24)	0.90	1.49	0.89

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.20)	(0.19)	(0.20)	(0.20)
From Net Realized Gain on Investments	(0.26)	(0.58)	(0.13)	(0.22)	(0.23)
Total Distributions	(0.47)	(0.78)	(0.32)	(0.42)	(0.43)
Net Asset Value, End of Year	$12.30	$11.65	$12.67	$12.09	$11.02

Total Return	9.68%	(1.94)%	7.50%	13.57%	8.44%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.23%	1.22%	1.22%	1.25%	1.27%
Net Investment Income	1.69%	1.57%	1.57%	1.60%	1.87%
Net Assets Value End of Year (000 omitted)	$106,577	$101,049	$102,402	$88,671	$71,096
Portfolio Turnover Rate	49%	30%	18%	26%	31%

See Notes to Financial Statements which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$9.94	$10.03	$9.78	$10.34	$10.29
Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.14	0.16	0.17	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	(0.06)	0.27	(0.53)	0.09
Total from Investment Operations	0.08	0.08	0.43	(0.36)	0.28

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.17)	(0.17)	(0.18)	(0.20)	(0.21)
From Net Realized Gain on Investments	(0.01)	–	0.00 (1)	–	(0.02)
Total Distributions	(0.18)	(0.17)	(0.18)	(0.20)	(0.23)
Net Asset Value, End of Year	$9.84	$9.94	$10.03	$9.78	$10.34

Total Return	0.79%	0.81%	4.43%	(3.53)%	2.75%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.00%	1.00%	1.01%	1.01%
Net Investment Income	1.41%	1.51%	1.64%	1.72%	1.84%
Net Assets Value End of Year (000 omitted)	$248,517	$258,097	$271,979	$266,537	$271,373
Portfolio Turnover Rate	33%	13%	17%	26%	56%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2016	43

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.57		$10.59	$10.16	$10.72	$10.56
Income (Loss) from Investment Operations:
Net Investment Income	0.21		0.23	0.25	0.27	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)		(0.01)	0.44	(0.55)	0.18
Total from Investment Operations	0.01		0.22	0.69	(0.28)	0.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)		(0.23)	(0.25)	(0.27)	(0.30)
From Net Realized Gain on Investments	(0.01)		(0.01)	(0.01)	(0.01)	(0.02)
Total Distributions	(0.22)		(0.24)	(0.26)	(0.28)	(0.32)
Net Asset Value, End of Year	$10.36		$10.57	$10.59	$10.16	$10.72

Total Return	0.06%		2.14%	6.87%	(2.58)%	4.53%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.05%		0.96%	0.96%	0.97%	0.97%
Net Investment Income	2.01%		2.19%	2.38%	2.64%	2.78%
Expense Waiver/Reimbursement(1)	0.02	%(2)	0.10%	0.10%	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$118,168		$118,456	$120,968	$110,705	$114,375
Portfolio Turnover Rate	17%		15%	15%	15%	17%

(1)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(2)	As of February 29, 2016 the waiver was voluntarily terminated by the Adviser as referenced in Note 5.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

Annual Report | December 31, 2016	45

Notes to Financial Statements

December 31, 2016

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and
››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$93,362,450	$–	$–	$93,362,450
Exchange Traded Funds	2,237,881	–	–	2,237,881
Short Term Investments	496,087	–	–	496,087
Total	$96,096,418	$–	$–	$96,096,418

Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$280,365,332	$–	$–	$280,365,332
Exchange Traded Funds	15,155,770	–	–	15,155,770
Corporate Bonds	–	820,926	–	820,926
Short Term Investments
Commercial Paper	–	4,999,653	–	4,999,653
Money Market Fund	11,476,254	–	–	11,476,254
Total	$306,997,356	$5,820,579	$–	$312,817,935

46	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2016

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$65,707,456	$–	$–	$65,707,456
Exchange Traded Funds	821,700	–	–	821,700
Corporate Bonds	–	14,267,353	–	14,267,353
U.S. Government Agency - Collateralized Mortgage Obligations	–	5,891,372	–	5,891,372
U.S. Government Agency - Mortgage Backed Securities	–	7,402,143	–	7,402,143
U.S. Government Agency Securities	–	4,504,946	–	4,504,946
Taxable Municipal Bonds	–	5,902,405	–	5,902,405
Short Term Investments	2,252,961	–	–	2,252,961
Total	$68,782,117	$37,968,219	$–	$106,750,336

Other Financial Instruments
Liabilities
Written Options	$(422)	$–	$–	$(422)
Total	$(422)	$–	$–	$(422)

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$138,885,867	$–	$138,885,867
U.S. Government Agency - Mortgage Backed Securities	–	40,750,763	–	40,750,763
U.S. Government Agency Securities	–	2,476,481	–	2,476,481
U.S. Treasury Bonds	–	11,140,904	–	11,140,904
Taxable Municipal Bonds	–	49,151,499	–	49,151,499
Short Term Investments	5,322,767	–	–	5,322,767
Total	$5,322,767	$242,405,514	$–	$247,728,281

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$115,740,779	$–	$115,740,779
Short Term Investments	1,713,791	–	–	1,713,791
Total	$1,713,791	$115,740,779	$–	$117,454,570

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2016. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Annual Report | December 31, 2016	47

Notes to Financial Statements

December 31, 2016

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, and West Virginia Municipal Bond Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. There were no restricted securities for the Funds as of December 31, 2016.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

48	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2016

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Option contracts (options) - are rights to buy or sell usually a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. As of December 31, 2016 all options held are exchange-traded and not subject to master netting arrangements.

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the Reference Instrument; or
››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

The WesMark Balanced Fund had the following transactions in written options during the year ended December 31, 2016:

	Written Call Options
	Contracts	Premiums
Outstanding, December 31, 2015	–	$–
Opened	(4,689)	(434,588)
Closed	688	69,385
Exercised	1,220	121,207
Expired	2,581	183,345
Outstanding, December 31, 2016	(200)	$(60,651)
Value, December 31, 2016		$(422)

The WesMark Balanced Fund had average written call option contracts volume of 410 during the year ended December 31, 2016.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2016:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
WesMark Balanced Fund
Equity Contracts (Written Options)	N/A	N/A	Written Options, At value	$422
Total		N/A		$422

Annual Report | December 31, 2016	49

Notes to Financial Statements

December 31, 2016

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation of written options	$159,090	$60,229
Total		$159,090	$60,229

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Small Company Growth Fund
Shares sold	602,573	790,106
Shares issued to shareholders in payment of distributions declared	145,326	193,521
Shares redeemed	(818,925)	(711,777)
Net increase/(decrease) resulting from share transactions	(71,026)	271,850
Common shares outstanding, end of year	7,260,209	7,331,235

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Growth Fund
Shares sold	1,091,778	1,166,841
Shares issued to shareholders in payment of distributions declared	290,770	244,204
Shares redeemed	(1,739,472)	(1,774,359)
Net decrease resulting from share transactions	(356,924)	(363,314)
Common shares outstanding, end of year	18,083,108	18,440,032

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Balanced Fund
Shares sold	993,694	1,319,379
Shares issued to shareholders in payment of distributions declared	63,122	109,760
Shares redeemed	(1,066,024)	(835,523)
Net increase/(decrease) resulting from share transactions	(9,208)	593,616
Common shares outstanding, end of year	8,668,032	8,677,240

50	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2016

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Government Bond Fund
Shares sold	2,396,776	2,153,634
Shares issued to shareholders in payment of distributions declared	74,330	76,733
Shares redeemed	(3,180,668)	(3,385,536)
Net decrease resulting from share transactions	(709,562)	(1,155,169)
Common shares outstanding, end of year	25,252,101	25,961,663

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
West Virginia Municipal Bond Fund
Shares sold	1,041,809	913,850
Shares issued to shareholders in payment of distributions declared	51,804	61,118
Shares redeemed	(900,995)	(1,190,359)
Net increase/(decrease) resulting from share transactions	192,618	(215,391)
Common shares outstanding, end of year	11,404,332	11,211,714

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to differences in the treatment of paydown adjustments, distribution differences, and treatment of certain other investments. For the Funds’ most recent year ended December 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Increase (Decrease) Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Small Company Growth Fund	$26	$42,332	$(42,358)
Growth Fund	$–	$–	$–
Balanced Fund	$–	$43,054	$(43,054)
Government Bond Fund	$–	$709,112	$(709,112)
West Virginia Municipal Bond Fund	$–	$–	$–

Net investment income (loss), net realized gains (losses), and total net assets were not affected by these reclassifications.

For federal income tax purposes, the following amounts apply as of December 31, 2016:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$37,563,876	$(870,891)	$–	$36,692,985	$59,403,433
Growth Fund	$105,395,424	$(757,006)	$–	$104,638,418	$208,179,517
Balanced Fund	$18,922,502	$(409,988)	$60,229	$18,572,743	$88,237,822
Government Bond Fund	$2,456,756	$(3,913,411)	$–	$(1,456,655)	$249,184,936
West Virginia Municipal Bond Fund	$1,962,646	$(849,614)	$–	$1,113,032	$116,341,538

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales.

Annual Report | December 31, 2016	51

Notes to Financial Statements

December 31, 2016

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015 were as follows:

	For Year Ended December 31, 2016
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$245,598	$4,722,750	$4,968,348
Growth Fund	$–	$1,266,203	$13,376,841	$14,643,044
Balanced Fund	$–	$1,792,463	$2,185,731	$3,978,194
Government Bond Fund	$–	$4,351,315	$281,437	$4,632,752
West Virginia Municipal Bond Fund	$2,422,059	$13,340	$66,123	$2,501,522

	For Year Ended December 31, 2015
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$5,808,625	$5,808,625
Growth Fund	$–	$1,591,161	$10,499,288	$12,090,449
Balanced Fund	$–	$1,690,448	$4,831,314	$6,521,762
Government Bond Fund	$–	$4,556,355	$–	$4,556,355
West Virginia Municipal Bond Fund	$2,643,811	$14,802	$118,132	$2,776,745

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2016, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed tax-exempt income	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$–	$127,136	$–	$36,692,985	$36,820,121
Growth Fund	$–	$23,425	$2,885,541	$–	$104,638,418	$107,547,384
Balanced Fund	$–	$32,452	$429,892	$–	$18,572,743	$19,035,087
Government Bond Fund	$–	$137,804	$–	$(116,255)	$(1,456,655)	$(1,435,106)
West Virginia Municipal Bond Fund	$–	$–	$84,276	$–	$1,113,032	$1,197,308

The Wesmark Government Bond Fund had capital loss carryovers used during the year ending December 31, 2016 in the amount of $458,205.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

The Funds elect to defer to the period ending December 31, 2017, capital losses recognized during the period November 1, 2016 to December 31, 2016 in the amount of:

Fund Name	Capital Losses
Government Bond Fund	$116,255

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

52	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2016

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the year ended December 31, 2016, the Adviser waived the following fees:

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$19,371

As of February 29, 2016, the Board of Trustees approved the termination of the Adviser’s voluntary waiver.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007, and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank (“WesBanco”), an affiliate of the Adviser, and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of their fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco, an affiliate of the Adviser, is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2016, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$35,871,433	$39,149,555
Growth Fund	183,481,391	220,100,964
Balanced Fund	40,778,569	37,882,183
Government Bond Fund	83,034,543	78,184,116
West Virginia Municipal Bond Fund	21,547,703	19,740,399

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
Balanced Fund	$6,968,840	$10,425,131
Government Bond Fund	1,001,000	12,221,015

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2016, 24% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

9. SUBSEQUENT EVENT

At its August 2016 meeting, the Board approved a new series of the Trust. The WesMark Tactical Opportunity Fund is scheduled to commence on March 1, 2017.

Annual Report | December 31, 2016	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
WesMark Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting WesMark Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 24, 2017

54	www.wesmarkfunds.com

Shareholder Expense Example

December 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,151.80	$6.65	1.23%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.95	$6.24	1.23%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,053.10	$5.93	1.15%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,041.50	$6.31	1.23%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.95	$6.24	1.23%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$974.10	$5.01	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.06	$5.13	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$970.40	$5.25	1.06%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.81	$5.38	1.06%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).
(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

Annual Report | December 31, 2016	55

Board of Trustees and Trust Officers

December 31, 2016 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2016. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 62 TRUSTEE Began serving: September 2004
Principal Occupations: President, Central Catholic High School, Wheeling, WV.

Other Directorships: Special Wish Foundation; Catholic Charities Health Care West Virginia, Inc. (Charity); Welty Corporation; and New City (Property Development).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality); Wheeling Convention and Visitors Bureau (Economic Development), and MPD Corporation (Property Management).

Mark M. Gleason Age: 66 TRUSTEE Began serving: January 2011
Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 70 TRUSTEE Began serving: December 2008	Principal Occupation: Retired. Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
Interested Trustees
Robert E. Kirkbride** Age: 77 CHAIRMAN AND TRUSTEE Began serving: September 2004
Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).

J. Christopher Gardill*** Age: 40 TRUSTEE Began serving August 2015
Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings' Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc. (Non-Profit).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**
Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

***
Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds' investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

56	www.wesmarkfunds.com

Board of Trustees and Trust Officers

December 31, 2016 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
David B. Ellwood Age: 60 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013
Principal Occupations: Co-Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Deborah Ferdon Age: 64 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004
Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services, Registered Principal of WesBanco Securities, Inc.

Steven Kellas Age: 50 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013
Principal Occupations: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co-Portfolio Manager, WesMark Funds 2006-2013; Vice President, WesBanco Trust and Investment Services.

Scott Love Age: 40 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013
Principal Occupation: Co-Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 to May 2012.

Todd P. Zerega Age: 42 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.
Karen Gilomen Age: 46 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: August 2016
Principal Occupation: Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2016.

Previous Positions: Vice President – General Counsel and Chief Compliance Officer, Monticello Associates, Inc., January 2010 to August 2016.

Pete Greenly Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012
Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Vice President, General Counsel and Chief Compliance Officer at Monticello Associates from 2010 to 2016.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

Annual Report | December 31, 2016	57

Board Review of Advisory Contract

December 31, 2016 (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of the WesMark Funds (the “Trust”) reviewed, at its August 2016 meeting, the initial investment advisory agreement for the WesMark Tactical Opportunity Fund (the “Fund”) with WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”). Following review and approval by the Trust’s Independent Trustees in executive session, the Board reviewed and approved the Fund’s investment advisory agreement with the Adviser for the two-year period commencing on February 28, 2017. The Board’s decision to approve the investment advisory agreement reflects the exercise of its business judgment.

The Board is aware that various courts, including the United States Supreme Court, have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation: the nature, extent and quality of the services provided by the adviser, including the investment performance of a fund and the adviser; the adviser’s cost of providing services; the extent to which the adviser may realize “economies of scale” as a fund grows larger and whether fee levels reflect these economies of scale; any profits or indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent board members are fully informed about all facts bearing on the adviser’s services and fees. The Fund’s Board is aware of these factors and was guided by them in its review of the Fund’s investment advisory agreement to the extent they are appropriate and relevant, as discussed further below.

In connection with its review, the Board requested and received a significant amount of detailed information about the Fund and the WesBanco organization. The Board’s evaluation of the investment advisory agreement for the Fund is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; the Fund’s proposed expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for any expense waiver agreements); the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the WesBanco companies that would service the Fund; and relevant developments in the mutual fund industry and how the Adviser is responding to them.

The Board received and considered information concerning the nature, extent and quality of the services to be provided to the Fund. The Trustees considered the background and experience of the members of the portfolio management team to be responsible for the day-to-day management of the Fund. In this regard, the Board discussed the team’s work load and work allocation. The Board concluded it was satisfied with the functioning of the portfolio management team and was satisfied with the capabilities and commitment of the Adviser to provide high quality service to the Fund. The Board noted that since the Fund is a new fund there is no historical performance information to review but agreed to monitor the performance of the portfolio management team and Fund going forward.

The Board has found the use of comparisons to other mutual funds with comparable investment programs to be useful, given the high degree of competition within the mutual fund business. While mindful that courts have cautioned against giving such comparisons too much weight, the Board focused on comparisons with other similar mutual funds (rather than non-mutual fund products and services) because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, and they are readily available as alternative investment vehicles.

The Board requested and reviewed a report which compared the Fund’s fees, including gross advisory fees, to a peer group of the Fund compiled by the Adviser. The report indicated that the gross investment advisory fee for the Fund was below the median for the selected peer group. The Board also reviewed the other information provided in the report such as the Fund’s total expense ratio versus those of the selected peer group. Based on the review of the report, the Board concluded it was satisfied that the advisory fee and overall expense structure of the Fund was competitive and reasonable in relation to the fees charged by other third party funds and was satisfied with the nature, extent and quality of the Adviser’s services. The Board agreed to monitor the advisory fee and other expenses borne by the Fund.

The Board also considered whether “economies of scale” may exist and whether the Fund would benefit from any such economies. The Board indicated that they would consider economies of scale when there is operating experience of the Fund to permit assessment thereof. However, the Board noted that shareholders of the Fund may benefit from an increase in size of the Fund due to the fixed expenses of the Fund being spread over a larger asset base potentially resulting in a lower expense ratio for the Fund.

The Board receives financial information about the Adviser, including information on the profitability of the Adviser. However, the Board noted that the Fund is a new fund and therefore, no revenue, cost or profitability data was available to the Board to review in respect of the Fund. The Board also considered, in addition to the advisory fee to be received from the Fund, the compensation and benefits received by the Adviser and its affiliates from their relationship with the Fund. This included fees to be received for services such as custody and shareholder servicing to be provided to the Fund by other entities in the WesBanco organization and research and trading services to be received by the Adviser from brokers (or from the parties with which these broker-dealers have arrangements) that execute fund trades (“soft dollar arrangements”). The Trustees considered the benefit to the Adviser and affiliates from such soft dollar arrangements, including that the services to be received would be of value to the Adviser in advising the Fund and that the Adviser might otherwise be required to separately purchase such services. The Trustees concluded that the “soft dollar” arrangements would appear to benefit the Fund and did not seem unreasonable. The Board also concluded that the amounts to be received by the Adviser or its affiliates for the provision of custody and shareholder servicing did not appear unreasonable.

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Board Review of Advisory Contract

December 31, 2016 (Unaudited)

The Board also reviewed and discussed the quality of the material provided to the Board and the process by which the Board considered the approval of the investment advisory agreement. However, in order to focus on improving the quality of the material and the process for reviewing the material going forward the Board determined to work with the Adviser in jointly identifying areas of improvement, if any.

The Board based its decision to approve the investment advisory agreement on the totality of the circumstances and relevant factors. The Board did not consider any one factor to be determinative.

Annual Report | December 31, 2016	59

Additional Information

December 31, 2016 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

UNAUDITED
NOTICE TO STOCKHOLDERS

For the year ended December 31, 2016, 99.45% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short‐term capital gain) distributions made by the Funds during the year ended December 31, 2016, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	93.20%
Small Company Growth Fund	100.00%

For the year ended December 31, 2016, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099‐DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	93.48%
Small Company Growth Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, West Virginia Municipal Bond Fund and Government Bond Fund designated $4,722,750, $13,376,841, $2,185,731, $66,123 and $281,437 respectively as long‐term capital gain dividends.

60	www.wesmarkfunds.com

Glossary of Terms

December 31, 2016 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Brexit – Brexit: an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

CBOE Volatility Index – an index calculated by the Chicago Board Options Exchange that measures the implied 30-day volatility of S&P 500 index options.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid-2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as "pools" themselves. These are the simplest form of mortgage-backed security.

S&P 600 – An index of small-cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Annual Report | December 31, 2016	61

Glossary of Terms

December 31, 2016 (Unaudited)

Investment Ratings:
Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.
	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.
	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.
	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

62	www.wesmarkfunds.com

Intentionally Left Blank

WesMark Funds℠

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.
Must be accompanied or preceded by a Prospectus.

Item 2.  Code of Ethics.

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)          Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)          During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable to the registrant.

(f)(3)      The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above.  To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item:  Lawrence E. Bandi and Mark M. Gleason.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees.  The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,000 and $65,000 respectively.

(b)          Audit-Related Fees.  The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)          Tax Fees.  The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000, respectively.

(d)          All Other Fees.  The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $10,000and $12,050 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)     Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)     The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)          Not applicable to registrant.

(g)          Non-Audit Fees.  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2015 and December 31, 2016 were $25,000 and $28,100, respectively.

(h)          The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)          Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)
A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/David B. Ellwood
David B. Ellwood
President and Chief Executive Officer
(Principal Executive Officer)

Date	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/David B. Ellwood
David B. Ellwood
President and Chief Executive Officer
(Principal Executive Officer)

Date	March 8, 2017

By	/s/Steven Kellas
Steven Kellas
Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	March 8, 2017